                         LNB Bancorp, Inc.



                       Exhibit to Form 10 - K

             (for the fiscal year ended December 31, 2002)

                     S - K Reference Number (10a)




            The Lorain National Bank Retirement Pension Plan amended and restated effective December 31, 2002, dated November 19, 2002

                      CERTIFICATE OF CORPORATE RESOLUTION

          The undersigned Secretary of The Lorain National Bank (the Corporation) hereby certifies that the following resolutions were duly adopted by the board of directors of the Corporation on November 19, 2002, and that such resolutions have not been modified or rescinded as of the date hereof:

          RESOLVED, that the form of amended Pension Plan and Trust effective January 1, 2001, presented to this meeting is hereby approved and adopted and that the proper officers of the Corporation are hereby authorized and directed to execute and deliver to the Trustee of the Plan one or more counterparts of the Plan.

          RESOLVED, that for purposes of the limitations on contributions and benefits under the Plan, prescribed by Section 415 of the Internal Revenue Code, the "limitation year" shall be the Plan Year.

          RESOLVED, that not later than the due date (including extensions thereof) of the Corporation's federal income tax return for each of its fiscal years hereafter, the Corporation shall contribute to the Plan for each such fiscal year not less than such amount as shall be required to meet minimum funding standards and that the Treasurer of the Corporation is authorized and directed to pay such contribution to the Trustee of the Plan in cash or property and to designate to the Trustee the fiscal year for which such contribution is made.

          RESOLVED, that the proper officers of the Corporation shall act as soon as possible to notify the employees of the Corporation of the adoption of the Pension Plan by delivering to each employee a copy of the summary description of the Plan in the form of the Summary Plan Description presented to this meeting, which form is hereby approved.

          The undersigned further certifies that attached hereto as Exhibits A, B and C, respectively, are true copies of THE LORAIN NATIONAL BANK RETIREMENT PENSION PLAN as amended and restated, Summary Plan Description and Funding Policy and Method approved and adopted in the foregoing resolutions.



                                                 /s/Gregory D. Friedman
                                                 ________________________
                                                 Secretary

                                                 November 19, 2002
                                                 ________________________
                                                 Date

                              THE LORAIN NATIONAL BANK
                              RETIREMENT PENSION PLAN

                              FUNDING POLICY AND METHOD

          A pension benefit plan (as defined in the Employee Retirement Income Security Act of 1974) has been adopted by the company for the purpose of rewarding long and loyal service to the company by providing to employees additional financial security at retirement. Incidental benefits are provided in the case of disability, death or other termination of employment.

          Since the principal purpose of the plan is to provide benefits at normal retirement age, the principal goal of the investment of the funds in the plan should be both security and long-term stability with moderate growth commensurate with the anticipated retirement dates of participants. Investments, other than "fixed dollar" investments, should be included among the plan's investments to prevent erosion by inflation. However, investments should be sufficiently liquid to enable the plan, on short notice, to make some distributions in the event of the death or disability of a participant.

                                THE LORAIN NATIONAL BANK
                                RETIREMENT PENSION PLAN

                                     TABLE OF CONTENTS

                                        ARTICLE I
                                       DEFINITIONS


                                       ARTICLE II
                                     ADMINISTRATION

2.1    POWERS AND RESPONSIBILITIES OF THE EMPLOYER               16
2.2    DESIGNATION OF ADMINISTRATIVE AUTHORITY                   17
2.3    POWERS AND DUTIES OF THE ADMINISTRATOR                    17
2.4    RECORDS AND REPORTS                                       18
2.5    APPOINTMENT OF ADVISERS                                   18
2.6    PAYMENT OF EXPENSES                                       18
2.7    CLAIMS PROCEDURE                                          19
2.8    CLAIMS REVIEW PROCEDURE                                   19


                                      ARTICLE III
                                      ELIGIBILITY

3.1    CONDITIONS OF ELIGIBILITY                                 19
3.2    EFFECTIVE DATE OF PARTICIPATION                           20
3.3    DETERMINATION OF ELIGIBILITY                              20
3.4    TERMINATION OF ELIGIBILITY                                20
3.5    REHIRED EMPLOYEES AND BREAKS IN SERVICE                   20
3.6    ELECTION NOT TO PARTICIPATE                               21


                                     ARTICLE IV
                           CONTRIBUTION AND VALUATION

4.1    PAYMENT OF CONTRIBUTIONS                                  21
4.2    ACTUARIAL METHODS                                         22
4.3    QUALIFIED MILITARY SERVICE                                22


                                     ARTICLE V
                                     BENEFITS

5.1    RETIREMENT BENEFITS                                       22
5.2    MINIMUM BENEFIT REQUIREMENT FOR TOP HEAVY PLAN            24

5.3    PAYMENT OF RETIREMENT BENEFITS                            25
5.4    DISABILITY RETIREMENT BENEFITS                            25
5.5    DEATH BENEFITS                                            26
5.6    TERMINATION OF EMPLOYMENT BEFORE RETIREMENT               28
5.7    DISTRIBUTION OF BENEFITS                                  30
5.8    DISTRIBUTION OF BENEFITS UPON DEATH                       35
5.9    TIME OF SEGREGATION OR DISTRIBUTION                       38
5.10   DISTRIBUTION FOR MINOR OR INCOMPETENT BENEFICIARY         39
5.11   LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN            39
5.12   EFFECT OF SOCIAL SECURITY ACT                             39
5.13   LIMITATIONS ON DISTRIBUTIONS                              39
5.14   QUALIFIED DOMESTIC RELATIONS ORDER DISTRIBUTION           40
5.15   LIMITATION OF BENEFITS ON TERMINATION                     40


                                 ARTICLE VI
                         CODE SECTION 415 LIMITATIONS

6.1    ANNUAL BENEFIT                                            41
6.2    MAXIMUM ANNUAL BENEFIT                                    42
6.3    ADJUSTMENTS TO ANNUAL BENEFIT AND LIMITATIONS             43
6.4    ANNUAL BENEFIT NOT IN EXCESS OF $10,000                   45
6.5    PARTICIPATION OR SERVICE REDUCTIONS                       45


                                ARTICLE VII
                                  TRUSTEE

7.1    BASIC RESPONSIBILITIES OF THE TRUSTEE                     45.
7.2    INVESTMENT POWERS AND DUTIES OF THE TRUSTEE               46
7.3    OTHER POWERS OF THE TRUSTEE                               47
7.4    DUTIES OF THE TRUSTEE REGARDING PAYMENTS                  49
7.5    TRUSTEE'S COMPENSATION AND EXPENSES AND TAXES             49
7.6    ANNUAL REPORT OF THE TRUSTEE                              49
7.7    AUDIT                                                     50
7.8    RESIGNATION, REMOVAL AND SUCCESSION OF TRUSTEE            51
7.9    TRANSFER OF INTEREST                                      51
7.10   TRUSTEE INDEMNIFICATION                                   52

7.11   DIRECT ROLLOVER                                           52


                                  ARTICLE VIII
                                 PLAN AMENDMENT

8.1    AMENDMENT                                                 53


                                   ARTICLE IX
                               PLAN TERMINATION

9.1    TERMINATION                                               54
9.2    LIMITATION OF BENEFITS ON PLAN TERMINATION                57


                                  ARTICLE X
                 MERGER, CONSOLDATION OR TRANSFER OF ASSETS

10.1   REQUIREMENTS                                              57


                                  ARTICLE XI
                                  TOP HEAVY

11.1   TOP HEAVY PLAN REQUIREMENTS                               57
11.2   DETERMINATION OF TOP HEAVY STATUS                         57


                                 ARTICLE XII
                                MISCELLANEOUS

12.1   PARTICIPANT'S RIGHTS                                      61
12.2   ALIENATION                                                61
12.3   CONSTRUCTION OF PLAN                                      62
12.4   GENDER AND NUMBER                                         62
12.5   LEGAL ACTION                                              62
12.6   PROHIBITION AGAINST DIVERSION OF FUNDS                    63
12.7   EMPLOYER'S AND TRUSTEE'S PROTECTIVE CLAUSE                63
12.8   INSURER'S PROTECTIVE CLAUSE                               63
12.9   RECEIPT AND RELEASE FOR PAYMENTS                          63
12.10  ACTION BY THE EMPLOYER                                    64
12.11  NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY        64
12.12  HEADINGS                                                  64
12.13  APPROVAL BY INTERNAL REVENUE SERVICE                      64

12.14  UNIFORMITY                                              65
12.15  INTERPRETATION OF AGREEMENT                             65

                             THE LORAIN NATIONAL BANK
                              RETIREMENT PENSION PLAN

          THIS AGREEMENT, hereby made and entered into this 19TH day of November, 2002, by and between The Lorain National Bank (herein referred to as the 'Employer") and THE LORAIN NATIONAL BANK (herein referred to as the "Trustee").

                              W I T N E S S E T H:

          WHEREAS, the Employer heretofore established a Pension Plan and Trust effective March 1, 1962, (hereinafter called the "Effective Date") known as THE LORAIN NATIONAL BANK RETIREMENT PENSION PLAN (herein referred to as the "Plan") in recognition of the contribution made to its successful operation by its employees and for the exclusive benefit of its eligible employees; and

          WHEREAS, under the terms of the Plan, the Employer has the ability to amend the Plan, provided the Trustee joins in such amendment if the provisions of the Plan affecting the Trustee are amended; and

          WHEREAS, as of December 31, 2002, all benefit accruals under the Plan were frozen (other than those required pursuant to Section 5.2); and

          WHEREAS, the Employer now desires to bring this frozen Plan into compliance with the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code of 1986, as amended, and to maintain this frozen Plan and Trust so that distribution of benefits may be made at such time and in such manner as provided under the terms of the Plan;

          NOW, THEREFORE, effective December 31, 2002, except as otherwise provided, the Employer and the Trustee in accordance with the provisions of the Plan pertaining to amendments thereof, hereby amend the Plan in its entirety and restate the Plan to provide as follows:

                                       ARTICLE I
                                      DEFINITIONS

     1.1 "Accrued Benefit" means the retirement benefit a Participant would receive at Normal Retirement Date based on the retirement benefit formula set forth in Section 5.1 of the Plan, multiplied by a fraction, not greater than one (1), the numerator of which is the Participant's total number of Years of Service and the denominator of which is the aggregate number of Years of Service the Participant would have accumulated if the Participant continued employment until Normal Retirement Age.

          When determining a Participant's Accrued Benefit, the retirement benefit projected to be provided pursuant to the retirement benefit formula in Section 5.1 is the monthly benefit to which the Participant would be entitled if the Participant continued to earn until Normal Retirement Age the same rate of Average Monthly Compensation upon which the Participant's retirement benefit formula is based. This rate of Average Monthly Compensation is computed on the basis of

Average Monthly Compensation taken into account under the Plan (but not to exceed the ten years of service immediately preceding the determination).

          The Accrued Benefit of each Participant in the Fresh-Start Group, shall be equal to the greater of (a) the Participant's Frozen Accrued Benefit, if any, and (b) the Participant's Accrued Benefit determined with respect to the Normal Retirement Benefit formula provided in Section 5.1(a).

          For Plan Years beginning before Code Section 411 is applicable hereto, a Participant's Accrued Benefit shall be the greater of that provided by the Plan, or 1/2 of the benefit which would have accrued had the provisions of this Section been in effect. In the event the Accrued Benefit as of the effective date of Code Section 411 is less than that provided by this Section, such difference shall be accrued pursuant to this Section.

          Notwithstanding anything herein to the contrary, a Participant's Accrued Benefit attributable to the retirement benefit formula at the close of any Plan Year coinciding with or next following the Participant's attainment of Normal Retirement Age shall be equal to the monthly retirement benefit formula determined pursuant to Section 5.1(d) based upon service and Average Monthly Compensation determined at the close of any such Plan Year.

          Notwithstanding the above, a Participant's Accrued Benefit derived from Employer contributions shall not be less than the minimum Accrued Benefit, if any, provided pursuant to Section 5.2.

          Furthermore, pursuant to the freezing of benefit accruals under the Plan on December 31, 2002, no additional benefits shall accrue after such date (other than those required pursuant to Section 5.2).

          Notwithstanding anything to the contrary, if this is a Plan that would otherwise fail to meet the requirements of Code Sections 401(a)(26) or 410(b)(1) and the Regulations thereunder because a sufficient number or percentage of Participants for a Plan Year have not accrued a benefit, then the following rules shall apply:

             (a) The group of Participants eligible to accrue a benefit for the Plan Year shall be expanded to include the minimum number of Participants who would not otherwise be eligible as are necessary to satisfy the applicable test specified above. The specific Participants who shall become eligible under the terms of this paragraph shall be those who are actively employed on the last day of the Plan Year and who have completed the greatest number of Hours of Service in the Plan Year.

             (b) If after application of paragraph (a) above, the applicable test is still not satisfied, then the group of Participants eligible to accrue a benefit for the Plan Year shall be further expanded to include the minimum number of Participants who are not actively employed on the last day of the Plan Year as are necessary to satisfy the applicable test. The specific Participants who shall become eligible to accrue a benefit shall be those Participants who have completed the greatest number of Hours of Service in the Plan Year before terminating employment.

             (c) In the event a Participant who is not a member of the group of Participants eligible to accrue a benefit becomes a member of such group, such Participant shall receive an accrual for such year which bears the same ratio to a full accrual as the number of Hours of Service the Participant actually completes bears to 1000. Such Participant's benefit for such partial year shall be based upon the Compensation the Participant would have earned if the Participant had completed 1000 Hours of Service.

             (d) Nothing in this Section shall permit the reduction of a Participant's Accrued Benefit. Therefore any amounts that have previously been accrued by Participants may not be reduced. Any adjustment to Accrued Benefits pursuant to this paragraph shall be considered a retroactive amendment adopted by the last day of the Plan Year.

     1.2 "Act" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

     1.3 "Actuarial Equivalent" means, effective January 1, 1996, a form of benefit differing in time, period, or manner of payment from a specific benefit provided under the Plan but having the same value when computed using Pre-Retirement Table: Male 1971 Group Annuity Mortality Table projected to 1975 by Projection Scale D and set back 6 years; Post-Retirement Table: Male 1971 Group Annuity Mortality Table projected to 1975 by Projection Scale D and set back 6 years. and Pre-Retirement Interest: 6%; Post-Retirement
Interest: 6%.

          Notwithstanding the foregoing, effective with the later of (1) the adoption date of an amendment that changes the interest rate or the mortality table assumptions, or (2) January 1, 1996, the mortality table and the interest rate for the purposes of determining an Actuarial Equivalent amount (other than nondecreasing life annuities payable for a period not less than the life of a Participant or, in the case of a Pre-Retirement Survivor Annuity, the life of the surviving spouse) shall be the "Applicable Mortality Table" and the "Applicable Interest Rate" described below; provided that, prior to such effective date, the Plan used the Pension Benefit Guaranty Corporation interest rate (or an interest rate based on the Pension Benefit Guaranty Corporation interest rate) in determining the present value of a Participant's Accrued Benefit However, if prior to such effective date, the Plan used an interest rate other than the Pension Benefit Guaranty Corporation interest rate (or an interest rate or rates based on the Pension Benefit Guaranty Corporation interest rate) in determining the present value of a Participant's Accrued Benefit, the mortality table and the interest rate for the purposes of determining an Actuarial Equivalent amount (other than nondecreasing life annuities payable for a period not less than the life of a

Participant or, in the case of a Pre-Retirement Survivor Annuity, the life of the surviving spouse) shall be the mortality table and the interest rate specified above or the "Applicable Mortality Table" and the "Applicable Interest Rate" described below, whichever produces the greater benefit:

             (a) The "Applicable Mortality Table" means the table prescribed by the Secretary of the Treasury. Such table shall be based on the prevailing commissioner's standard table (described in Code Section 807(d)(5)(A)) used to determine reserves for group annuity contracts issued on the date as of which present value is being determined (without regard to any other subparagraph of Code Section 807(d)(5)).

             (b) The "Applicable Interest Rate" means the annual rate of interest on 30-year Treasury securities determined as of the first day of the Plan Year during which the Annuity Starting Date occurs. However, except as provided in Regulations, if a Plan amendment (excluding this amendment and restatement) changes the time for determining the "Applicable Interest Rate" (including an indirect change as a result of a change in the Plan Year), any distribution for which the Annuity Starting Date occurs in the one-year period commencing at the time the Plan amendment is effective (if the amendment is effective on or after the adoption date) must use the interest rate as provided under the terms of the Plan after the effective date of the amendment, determined at either the date for determining the interest rate before the amendment or the date for determining the interest rate after the amendment, whichever results in the larger distribution. If the Plan amendment is adopted retroactively (that is, the amendment is effective prior to the adoption date), the Plan must use the interest rate determination date resulting in the larger distribution for the period beginning with the effective date and ending one year after the adoption date.

                 Notwithstanding the above, if a benefit is distributed in a form other than a nondecreasing annuity payable for a period not less than the life of a Participant or, in the case of a Pre-Retirement Survivor Annuity, the life of the surviving spouse, the interest rate used in determining the Actuarial Equivalent of the portion of the excess/offset portion of the monthly retirement benefit pursuant to Section 5.1(a) shall not be less than the lesser of 7.5% or the "Applicable Interest Rate."

          In the case of a distribution (other than nondecreasing life annuities payable for a period not less than the life of a Participant or, in the case of a Pre-Retirement Survivor Annuity, the life of the surviving spouse) that was made in a Plan Year beginning after December 31, 1994, and before the later of (1) the adoption date of an amendment that changes the interest rate or the mortality table assumptions, or (2) January 1, 1996, the calculation shall be made by using the interest rate determined under the regulations of the Pension Benefit Guaranty Corporation for determining the present value of a lump sum distribution on plan termination that were in effect on September 1, 1993, and using the provisions of the Plan as in effect on the day before December 8, 1994; but only if such provisions of the Plan met the requirements of Code Section 417(e)(3) and Regulation 1.417(e)-1
(d) as in effect on the day before December 8, 1994.

          In the event this Section is amended, the Actuarial Equivalent of a

Participant's Accrued Benefit on or after the date of change shall be determined (unless otherwise permitted by law or Regulation) as the greater of(1) the Actuarial Equivalent of the Accrued Benefit as of the date of change computed on the old basis, or (2) the Actuarial Equivalent of the total Accrued Benefit computed on the new basis.

     1.4 "Administrator" means the Employer unless another person or entity has been designated by the Employer pursuant to Section 2.2 to administer the Plan on behalf of the Employer.

     1.5 "Affiliated Employer" means any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to Regulations under Code Section 414(o).

     1.6 "Aggregate Account" means, with respect to each Participant, the value of all accounts maintained on behalf of a Participant, whether attributable to Employer or Employee contributions, used to determine Top Heavy Plan status under the provisions of a defined contribution plan included in any Aggregation Group (as defined in Section 11.2).

     1.7  "Anniversary Date" means December 31st.

     1.8 "Annuity Starting Date" means, with respect to any Participant, the first day of the first period for which an amount is paid as an annuity, or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitles the Participant to such benefit.

     1.9 "Average Monthly Compensation" means the monthly Compensation of a Participant averaged over the 5 consecutive Plan Years from date of employment, including periods prior to the Effective Date of the Plan, which produce the highest monthly average. If a Participant has less than 5 consecutive Plan Years of service from date of employment to date of termination, the Participant's Average Monthly Compensation will be based on the Participant's monthly Compensation during the Participant's months of service from date of employment to date of termination. Compensation subsequent to termination of participation pursuant to Section 3.4 shall not be recognized.

     1.10 "Beneficiary" means the person (or entity) designated as provided in Section 5.5 to receive the benefits which are payable under the Plan upon or after the death of a Participant.

     1.11 "Code" means the Internal Revenue Code of 1986, as amended or replaced from time to time.

     1.12 "Compensation" with respect to any Participant means such Participant's wages as defined in Code Section 3401(a) and all other payments of compensation by the Employer (in the course of the Employer's trade or business) for a Plan Year for which the Employer is required to furnish the Participant a written statement under Code Sections 6041(d), 6051(a)(3) and 6052. Compensation must be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)). Notwithstanding the foregoing, if compensation for any prior determination period is taken into account in determining a Participant's benefits for the current Plan Year, Compensation means compensation determined pursuant to the terms of the Plan then in effect.

          For purposes of this Section, the determination of Compensation shall be made by:

             (a) excluding (even if includible in gross income) reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, and welfare benefits.

             (b) including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 132(f)(4), 402(e)(3), 402(h)(1)(B), 403(b) or 457(b),
          and Employee contributions described in Code Section 414(h)(2) that are treated as Employer contributions.

          Compensation in excess of $l50,000 (or such other amount provided in the Code) shall be disregarded. Such amount shall be adjusted for increases in the cost of living in accordance with Code Section 401(a)(17)(B), except that the dollar increase in effect on January 1 of any calendar year shall be effective for the Plan Years beginning with or within such calendar year. If Compensation for any prior determination period is taken into account in determining a Participant's benefits for the current Plan Year, the compensation for such prior determination period is subject to the applicable annual compensation limit in effect for that prior period. For this purpose, in determining benefits in Plan Years beginning on or after January 1, 1989, the annual compensation limit in effect for determination periods beginning before that date is $200,000 (or such other amount as adjusted for increases in the cost of living in accordance with Code Section 415(d) for determination periods beginning on or after January 1, 1989 and in accordance with Code Section 401(a)(17)(B) for determination periods beginning on or after January 1, 1994). For determination periods beginning prior to January 1, 1989, the $200,000 limit shall apply only to Top Heavy Plan Years and shall not be adjusted. For any short Plan Year the Compensation limit shall be an amount equal to the Compensation limit for the calendar year in which the Plan Year begins multiplied by the ratio obtained by dividing the number of full months in the short Plan Year by twelve (12).

          For Plan Years beginning after December 31, 1996, for purposes of determining Compensation, the family member aggregation rules of Code Section 401(a)(17) and Code Section 414(q)(6) (as in effect prior to the Small Business Job Protection Act of 1996) are eliminated. In determining Average Monthly Compensation, the elimination of the family member aggregation rules are treated as having been in effect for earlier years.

     1.13 "Contract" or "Policy" means any life insurance policy, retirement income policy or annuity contract (group or individual) issued pursuant to the terms of the Plan. In the event of any conflict between the terms of this Plan and the terms of any contract purchased hereunder, the Plan provisions shall control.

     1.14 "Covered Compensation" with respect to any Participant for a Plan Year means the average (without indexing) of the Taxable Wage Bases in effect for each calendar year during the 35-year period (regardless of the Participant's year of birth) ending with the last day of the calendar year in which the Participant attains (or will attain) Social Security Retirement Age. The determination of each Participant's Covered Compensation shall be made with reference to Regulation 1.401(l)-1(c)(7). A Participant's Covered Compensation shall be adjusted each Plan Year and no increase in Covered Compensation shall decrease a Participant's Accrued Benefit. In determining the Participant's Covered Compensation for a Plan Year, the Taxable Wage Base for all calendar years beginning after the first day of the Plan Year is assumed to be the same as the Taxable Wage Base in effect as of the beginning of the Plan Year. A Participant's Covered Compensation for a Plan Year before the 35-year period described above is the Taxable Wage Base in effect as of the beginning of the Plan Year. A Participant's Covered Compensation for a Plan Year after the 35-year period described above is the Participant's Covered Compensation for the Plan Year during which the 35-year period ends. Any change in a Participant's Covered Compensation shall not cause any reduction in the Participant's Accrued Benefit.

     1.15 "Earliest Retirement Age" means the earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

     1.16 "Early Retirement Date" means the first day of the month (prior to the Normal Retirement Date) coinciding with or following the date on which a Participant or Former Participant attains age 55, and has completed at least 10 Years of Service with the Employer (Early Retirement Age). A Participant shall become fully Vested upon satisfying this requirement if still employed at Early Retirement Age.

          A Former Participant who separates from service after satisfying the service requirement for Early Retirement and who thereafter reaches the age requirement contained herein shall be entitled to receive benefits under this Plan.

     1.17 "Eligible Employee" means any Employee.

          Employees of Affiliated Employers shall not be eligible to participate in this Plan unless such Affiliated Employers have specifically adopted this Plan in writing.

          Employees classified by the Employer as independent contractors who are subsequently determined by the Internal Revenue Service to be Employees shall not be Eligible Employees.

     1.18 "Employee" means any person who is employed by the Employer or Affiliated Employer, and excludes any person who is employed as an independent contractor. Employee shall include Leased Employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) unless such Leased Employees are covered by a plan described in Code Section 414(n)(5) and such Leased Employees do not constitute more than 20% of the recipient's non-highly compensated work force.

     1.19 "Employer" means The Lorain National Bank and any successor which shall maintain this Plan; and any predecessor which has maintained this Plan. The Employer is a corporation, with principal offices in the State of Ohio.

     1.20 "Fiduciary" means any person who (a) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets, (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan or has any authority or responsibility to do so, or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan.

     1.21 "Fiscal Year" means the Employer's accounting year of 12 months commencing on January 1st of each year and ending the following December 31st.

     1.22 "Former Participant" means a person who has been a Participant, but who has ceased to be a Participant for any reason.

     1.23 "415 Compensation" with respect to any Participant means such Participant's wages as defined in Code Section 3401(a) and all other payments of compensation by the Employer (in the course of the Employer's trade or business) for a Plan Year for which the Employer is required to furnish the Participant a written statement under Code Sections 6041(d), 6051(a)(3) and 6052. "415 Compensation" must be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

          For purposes of this Section, the determination of"415 Compensation" shall include any elective deferral (as defined in Code Section 402(g)(3)), and any amount which is contributed or deferred by the Employer at the election of the Participant and which is not includible in the gross income of the Participant by reason of Code Sections 125, 132(f)(4) or 457.

     1.24 "Freeze Date" means the date immediately preceding January 1, 1996.

     1.25 "Fresh-Start Date" generally means the last day of the Plan Year preceding a Plan Year for which any amendment of the Plan that directly or indirectly affects the amount of a Participant's benefit determined under the current benefit formula (such as an amendment to the definition of Compensation used in the current benefit formula or a change in the Normal Retirement Age of the Plan) is made effective. If this Plan has had a fresh-start for all Participants, and in a subsequent Plan Year is aggregated for purposes of Code Section 401(a)(4) with another plan that did not make the same fresh-start, then this Plan will have a fresh-start on the last day of the Plan Year preceding the Plan Year during which the plans are first aggregated.

     1.26 "Fresh-Start Group" means all Participants who have Accrued Benefits as of the Fresh-Start Date and have at least one Hour of Service with the Employer after that date.

     1.27 "Frozen Accrued Benefit" means a Participant's Accrued Benefit under the Plan determined as of the latest Fresh-Start Date as if the

Participant terminated employment with the Employer as of the latest Fresh-Start Date, or the date the Participant actually terminated employment with the Employer, if earlier, without regard to any amendment made to the Plan after that date other than amendments recognized as effective as of or before the date under Code Section 401(b) or Regulation 1.401(a)(4)-11(g). If the Participant has not had a Fresh-Start Date, the Participant's Frozen Accrued Benefit will be zero.

          If, as of the Participant's latest Fresh-Start date, the amount of a Participant's Frozen Accrued Benefit was limited by the application of Code
Section 415, then the Participant's Frozen Accrued Benefit will be increased for years after the latest Fresh-Start Date to the extent permitted under Code Section 415(d)(1). In addition, the Frozen Accrued Benefit of a Participant whose Frozen Accrued Benefit includes the top-heavy minimum benefits provided in Section 5.2, will be increased to the extent necessary to comply with the average compensation requirement of Code Section 416(c)(1)(D)(i).

          If: (a) the Plan's normal form of benefit in effect on the Participant's latest Fresh-Start Date is not the same as the normal form under the Plan after such Fresh-Start Date and/or (b) the Normal Retirement Age for any Participant on that date was greater than the Normal Retirement Age for that Participant under the Plan after such Fresh-Start Date, the Frozen Accrued Benefit will be expressed as an actuarially equivalent benefit in the normal form under the Plan after the Participant's latest Fresh-Start Date, commencing at the Participant's Normal Retirement Age under the Plan in effect after such latest Fresh-Start Date.

     1.28 "Highly Compensated Employee" means an Employee described in Code
Section 414(q) and the Regulations thereunder, and generally means any Employee who:

             (a) was a "five percent owner" as defined in Section 1.32(c) at any time during the "determination year" or "look-back year"; or

             (b) for the "look-back year" had "415 Compensation" from the Employer in excess of $80,000. The $80,000 amount is adjusted at the same time and in the same manner as under Code Section 415(d), except that the base period is the calendar quarter ending September 30, 1996.

          The "determination year" means the Plan Year for which testing is being performed, and the "look-back year" means the immediately preceding twelve (12) month period.

          A highly compensated former Employee is based on the rules applicable to determining Highly Compensated Employee status as in effect for the "determination year," in accordance with Regulation 1.414(q)-1T,A-4 and IRS Notice 97-45 (or any superseding guidance).

          In determining who is a Highly Compensated Employee, Employees who are non-resident aliens and who received no earned income (within the meaning of Code Section 911(d)(2)) from the Employer constituting United States source income within the meaning of Code Section 861(a)(3) shall not be treated as Employees. Additionally, all Affiliated Employers shall be taken into account as a single employer and Leased Employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) shall be considered Employees unless such Leased Employees are covered by a plan described in Code Section 414(n)(5) and are not covered in any qualified plan maintained by the Employer. The exclusion of Leased Employees for this purpose shall be applied on a uniform and consistent basis for all of the Employer's retirement plans. Highly Compensated Former Employees shall be treated as Highly Compensated Employees without regard to whether they performed services during the "determination year."

     1.29 "Highly Compensated Participant" means any Highly Compensated Employee who is eligible to participate in the component of the Plan being tested.

     1.30 "Hour of Service" means (1) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer for the performance of duties (these hours will be credited to the Employee for the computation period in which the duties are performed); (2) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer (irrespective of whether the employment relationship has terminated) for reasons other than performance of duties (such as vacation, holidays, sickness, jury duty, disability, lay-off, military duty or leave of absence) during the applicable computation period (these hours will be calculated and credited pursuant to Department of Labor regulation 2530.200b-2 which is incorporated herein by reference); (3) each hour for which back pay is awarded or agreed to by the Employer without regard to mitigation of damages (these hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made). The same Hours of Service shall not be credited both under
(1) or (2), as the case may be, and under (3).

          Notwithstanding (2) above, (i) no more than 501 Hours of Service are required to be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); (ii) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, or unemployment compensation or disability insurance laws; and
(iii) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

          For purposes of (2) above, a payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund, or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

          For purposes of this Section, Hours of Service will be credited for employment with other Affiliated Employers. The provisions of Department of Labor regulations 2530.200b-2(b) and (c) are incorporated herein by reference.

     1.31 "Investment Manager" means an entity that (a) has the power to manage, acquire, or dispose of Plan assets and (b) acknowledges fiduciary responsibility to the Plan in writing. Such entity must be a person, firm, or corporation registered as an investment adviser under the Investment Advisers Act of 1940, a bank, or an insurance company.

     1.32 "Key Employee" means an Employee as defined in Code Section 416(i) and the Regulations thereunder. Generally, any Employee or former Employee (as well as each of the

Employee's or former Employee's Beneficiaries) is considered a Key Employee if the Employee, at any time during the Plan Year that contains the "Determination Date" or any of the preceding four (4) Plan Years, has been included in one of the following categories:

            (a) an officer of the Employer (as that term is defined within the meaning of the Regulations under Code Section 416) having annual "415 Compensation" greater than 50 percent of the amount in effect under Code Section 415(b)(1)(A) for any such Plan Year.

             (b) one of the ten employees having annual "415 Compensation" from the Employer for a Plan Year greater than the dollar limitation in effect under Code Section 415(c)(1)(A) for the calendar year in which such Plan Year ends and owning (or considered as owning within the meaning of Code Section 318) both more than one-half percent interest and the largest interests in the Employer.

             (c) a "five percent owner" of the Employer. "Five percent owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate employers.

             (d) a "one percent owner" of the Employer having an annual "415 Compensation" from the Employer of more than $150,000. "One percent owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate employers. However, in determining whether an individual has "415 Compensation" of more than $150,000, "415 Compensation" from each employer required to be aggregated under Code Sections 414(b),
          (c), (m) and (o) shall be taken into account.

         For purposes of this Section, the determination of "415
Compensation" shall be made by including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 132(f)(4), 402(e)(3), 402(h)(1)(B), 403(b) or 457(b), and Employee
contributions described in Code Section 414(h)(2) that are treated as Employer contributions.

     1.33 "Late Retirement Date" means the first day of the month coinciding with or next following a Participant's actual Retirement Date after having reached Normal Retirement Date.

     1.34 "Leased Employee" means any person (other than an Employee of the recipient Employer) who pursuant to an agreement between the recipient Employer and any other person or entity ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are performed under primary direction or control by the recipient Employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer. Furthermore, Compensation for a Leased Employee shall only include Compensation from the leasing organization that is attributable to services performed for the recipient Employer. A Leased Employee shall not be considered an Employee of the recipient Employer:

             (a) if such employee is covered by a money purchase pension plan providing:

             (1) a nonintegrated employer contribution rate of at least 10% of compensation, as defined in Code Section 415(c)(3);

             (2)  immediate participation;

             (3)  full and immediate vesting; and

             (b) if Leased Employees do not constitute more than 20% of the recipient Employer's nonhighly compensated work force.

     1.35 "Non-Highly Compensated Participant" means any Participant who is not a Highly Compensated Employee.

     1.36 "Non-Key Employee" means any Employee or former Employee (and such Employee's or former Employee's Beneficiaries) who is not, and has never been a Key Employee.

     1.37 "Normal Retirement Age" means the Participant's 65th birthday. A Participant shall become fully Vested in the Participant's Normal Retirement Benefit upon attaining Normal Retirement Age.

     1.38 "Normal Retirement Date" means the first day of the month coinciding with or next following the Participant's Normal Retirement Age.

     1.39 "Old Law Benefit" means the Participant's Accrued Benefit under the terms of the Plan as of the Freeze Date, for the Annuity Starting Date and optional form and taking into account the limitations of Code Section 415, as in effect on December 7, 1994, including the participation requirements under Code Section 415(b)(5). In determining the amount of a Participant's Old Law Benefit, the following shall be disregarded:

             (a) any Plan amendment increasing benefits adopted after the Freeze Date; and

             (b) any cost of living adjustments that become effective after such date.

          A Participant's Old Law Benefit is not increased after the Freeze Date, but if the limitations of Code Section 415, as in effect on December 7,1994, are less than the limitations that were applied to determine the Participant's Old Law Benefit on the Freeze Date, then the Participant's Old Law Benefit shall be reduced in accordance with such reduced limitation. If, at any date after the Freeze Date, the Participant's total Plan benefit, before the application of Code Section 415, is less than the Participant's Old Law Benefit, the Old Law Benefit shall be reduced to the Participant's total Plan Benefit.

     1.40 "1-Year Break in Service" means the applicable computation period during which an Employee has not completed more than 500 Hours of Service with the Employer. Further, solely for the purpose of determining whether a Participant has incurred a 1-Year Break in Service, Hours of Service shall be recognized for "authorized leaves of absence" and "maternity and paternity leaves of absence." Years of Service and 1-Year Breaks in Service shall be measured on the same computation period.

          "Authorized leave of absence" means an unpaid, temporary cessation from active employment with the Employer pursuant to an established nondiscriminatory policy, whether occasioned by illness, military service, or any other reason.

          A "maternity or paternity leave of absence" means, for Plan Years beginning after December 31, 1984, an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. For this purpose, Hours of Service shall be credited for the computation period in which the absence from work begins, only if credit therefore is necessary to prevent the Employee from incurring a 1-Year Break in Service, or, in any other case, in the immediately following computation period. The Hours of Service credited for a "maternity or paternity leave of absence" shall be those which would normally have been credited but for such absence, or, in any case in which the Administrator is unable to determine such hours normally credited, eight
(8) Hours of Service per day. The total Hours of Service required to be credited for a "maternity or paternity leave of absence" shall not exceed the number of Hours of Service needed to prevent the Employee from incurring a 1-Year Break in Service.

     1.41 "Participant" means any Eligible Employee who participates in the Plan and has not for any reason become ineligible to participate further in the Plan.

     1.42 "Participant's Cumulative Permitted Disparity Years" consist of the sum of: (a) the total years of credited service a Participant is projected to have earned under this Plan by the end of the Plan Year containing the Participant's Normal Retirement Age, and subsequent years of credited service, if any, (the total not to exceed thirty-five (35)), and (b) the number of years credited to the Participant for purposes of the benefit formula or the accrual method under the plan under one or more other qualified plans or simplified employee pensions (whether or not terminated) ever maintained by the Employer (other than years counted in (a) above, and not including any years credited to the Participant under such other qualified plans or simplified employee pensions after the Participant has earned thirty-five (35) years of credited service under this Plan). For purposes of determining the Participant's cumulative disparity limit, all years ending in the same calendar year are treated as the same year.

          If the cumulative disparity adjustment is applicable, the Participant's benefit will be increased as follows:

             (a) Subtract the Participant's base benefit percentage from the Participant's excess benefit percentage (after modification in accordance with Section 5.1(a).

             (b) Divide the result in (a) by the Participant's years of credited service under the Plan projected to the later of Normal Retirement Age or current age, not to exceed thirty-five (35) years of credited service.

             (c) Multiply the result in (b) by the number of years by which the Participant's Cumulative Permitted Disparity Years exceed thirty-five (35).

             (d) Add the result in (c) to the Participant's base benefit percentage determined prior to this cumulative disparity adjustment.

     1.43 "Plan" means this instrument, including all amendments thereto.

     1.44 "Plan Year" means the Plan's accounting year of twelve (12) months commencing on January 1st of each year and ending the following December 31st.

     1.45 "Pre-Retirement Survivor Annuity" means an immediate annuity for the life of the surviving spouse of a Participant who dies prior to the Participant's Annuity Starting Date.

     1.46 "Present Value of Accrued Benefit" means the Actuarial Equivalent lump-sum amount of a Participant's Accrued Benefit at date of valuation. Notwithstanding the foregoing, the Present Value of Accrued Benefit for the determination of Top Heavy Plan status shall be made exclusively pursuant to the provisions of Section 11.2.

     1.47 "Regulation" means the Income Tax Regulations as promulgated by the Secretary of the Treasury or a delegate of the Secretary of the Treasury, and as amended from time to time.

     1.48 "Retired Participant" means a person who has been a Participant, but who has become entitled to retirement benefits under the Plan.

     1.49 "Retirement Date" means the date as of which a Participant retires for reasons other than Total and Permanent Disability, whether such retirement occurs on a Participant's Normal Retirement Date, Early or Late Retirement Date (see Section 5.1).

     1.50 "Social Security Retirement Age" means the age used as the retirement age under Section 216(1) of the Social Security Act, except that such section shall be applied without regard to the age increase factor and as if the early retirement age under Section 216(l)(2) of such Act were 62.

     1.51 "Taxable Wage Base" means, with respect to any calendar year, the contribution and benefit base in effect under Section 230 of the Social Security Act at the beginning of the calendar year.

     1.52 "Terminated Participant" means a person who has been a Participant, but whose employment has been terminated other than by death, Total and Permanent Disability or retirement.

     1.53 "Top Heavy Plan" means a plan described in Section 11.2(a).

     1.54 "Top Heavy Plan Year" means a Plan Year during which the Plan is a Top Heavy Plan.

     1.55 "Total and Permanent Disability" means a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which renders such Participant incapable of continuing any gainful occupation and which condition constitutes total disability under the federal Social Security Acts.

     1.56 "Trustee" means the person or entity named as trustee herein or in any separate trust forming a part of this Plan, and any successors.

     1.57 "Trust Fund" means the assets of the Plan and Trust as the same shall exist from time to time.

     1.58 "Vested" means the portion of a Participant's benefits under the Plan that are nonforfeitable.

     1.59 "Year of Service" means the computation period of twelve (12) consecutive months, herein set forth, during which an Employee has at least 1000 Hours of Service.

          For purposes of eligibility for participation, the initial computation period shall begin with the date on which the Employee first performs an Hour of Service. The participation computation period beginning after a 1-Year Break in Service shall be measured from the date on which an Employee again performs an Hour of Service. The participation computation period shall shift to the Plan Year which includes the anniversary of the date on which the Employee first performed an Hour of Service. An Employee who is credited with the required Hours of Service in both the initial computation period (or the computation period beginning after a 1-Year Break in Service) and the Plan Year which includes the anniversary of the date on which the Employee first performed an Hour of Service, shall be credited with two (2) Years of Service for purposes of eligibility to participate.

          For vesting purposes, the computation periods shall be the Plan Year, including periods prior to the Effective Date of the Plan.

          The computation period shall be the Plan Year if not otherwise set forth herein.

          Notwithstanding the foregoing, for any short Plan Year, the determination of whether an Employee has completed a Year of Service shall be made in accordance with Department of Labor regulation 2530.203-2(c). However, in determining whether an Employee has completed a Year of Service for benefit accrual purposes or for purposes of Section 5.1(a) in the short Plan Year, the number of the Hours of Service required shall be proportionately reduced based on the number of full months in the short Plan Year.

          Years of Service with any Affiliated Employer shall be recognized.

                                    ARTICLE II
                                 ADMINISTRATION

2.1     POWERS AND RESPONSIBILITIES OF THE EMPLOYER

             (a) In addition to the general powers and responsibilities otherwise provided for in this Plan, the Employer shall be empowered to appoint and remove the Trustee and the Administrator from time to time as it deems necessary for the proper administration of the Plan to ensure that the Plan is being operated for the exclusive benefit of the Participants and their Beneficiaries in accordance with the terms of the Plan, the Code, and the Act. The Employer may appoint counsel, specialists, advisers, agents (including any nonfiduciary agent) and other persons as the Employer deems necessary or desirable in connection with the exercise of its fiduciary duties under this Plan. The Employer may compensate such agents or advisers from the assets of the Plan as fiduciary expenses (but not including any business (settlor) expenses of the Employer), to the extent not paid by the Employer.

             (b) The Employer shall establish a "funding policy and method," i.e., it shall determine whether the Plan has a short run need for liquidity (e.g., to pay benefits) or whether liquidity is a long run goal and investment growth (and stability of same) is a more current need, or shall appoint a qualified person to do so. The Employer or its delegate shall communicate such needs and goals to the Trustee, who shall coordinate such Plan needs with its investment policy. The communication of such a "funding policy and method" shall not, however, constitute a directive to the Trustee as to the investment of the Trust Funds. Such "funding policy and method" shall be consistent with the objectives of this Plan and with the requirements of Title I of the Act.

             (c) The Employer shall periodically review the performance of any Fiduciary or other person to whom duties have been delegated or allocated by it under the provisions of this Plan or pursuant to procedures established hereunder. This requirement may be satisfied by formal periodic review by the Employer or by a qualified person specifically designated by the Employer, through day-to-day conduct and evaluation, or through other appropriate ways.

2.2     DESIGNATION OF ADMINISTRATIVE AUTHORITY

          The Employer shall be the Administrator. The Employer may appoint any person, including, but not limited to, the Employees of the Employer, to perform the duties of the Administrator. Any person so appointed shall signify acceptance by filing written acceptance with the Employer. Upon the resignation or removal of any individual performing the duties of the Administrator, the Employer may designate a successor.

2.3     POWERS AND DUTIES OF THE ADMINISTRATOR

          The primary responsibility of the Administrator is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Administrator shall administer the Plan in accordance with its terms and shall have the power and discretion to construe the terms of the Plan and to determine all questions arising in connection with the administration, interpretation, and application of the Plan. Any such determination by the Administrator shall be conclusive and binding upon all persons. The Administrator may establish procedures, correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the Plan; provided, however, that any procedure, discretionary act, interpretation or construction shall be done in a nondiscriminatory manner based upon uniform principles consistently applied and shall be consistent with the intent that the Plan shall continue to be deemed a qualified plan under the terms of Code Section 401(a), and shall comply with the terms of the Act and all regulations issued pursuant thereto. The Administrator shall have all powers necessary or appropriate to accomplish the Administrator's duties under the Plan.

          The Administrator shall be charged with the duties of the general administration of the Plan as set forth under the terms of the Plan, including, but not limited to, the following:

             (a) the discretion to determine all questions relating to the eligibility of Employees to participate or remain a Participant hereunder and to receive benefits under the Plan;

             (b) to compute, certify, and direct the Trustee with respect to the amount and the kind of benefits to which any Participant shall be entitled hereunder;

             (c) to authorize and direct the Trustee with respect to all discretionary or otherwise directed disbursements from the Trust;

             (d) to maintain all necessary records for the administration of the Plan;

             (e) to interpret the provisions of the Plan and to make and publish such rules for regulation of the Plan as are consistent with the terms hereof;

             (f) to determine the size and type of any Contract to be purchased from any insurer and to designate the insurer from which such Contract shall be purchased. All Policies shall be issued on a uniform basis as of each Anniversary Date with respect to all Participants under similar circumstances;

             (g) to compute and certify to the Employer and to the Trustee from time to time the sums of money necessary or desirable to be contributed to the Plan;

             (h) to consult with the Employer and the Trustee regarding the short and long-term liquidity needs of the Plan in order that the Trustee can exercise any investment discretion in a manner designed to accomplish specific objectives;

             (i) to prepare and implement a procedure for notifying Participants and Beneficiaries of their rights to elect joint and survivor annuities and Pre-Retirement Survivor Annuities as required by the Act and regulations thereunder;

             (j) to determine the validity of, and take appropriate action with respect to, any qualified domestic relations order received by it; and

             (k) to assist any Participant regarding the Participant's rights, benefits,or elections available under the Plan.

2.4     RECORDS AND REPORTS

          The Administrator shall keep a record of all actions taken and shall keep all other books of account, records, policies, and other data that may be necessary for proper administration of the Plan and shall be responsible for supplying all information and reports to the Internal Revenue Service, Department of Labor, Participants, Beneficiaries and others as required by law.

2.5     APPOINTMENT OF ADVISERS

          The Administrator, or the Trustee with the consent of the Administrator, may appoint counsel, specialists, advisers, agents (including nonfiduciary agents) and other persons as the Administrator or the Trustee deems necessary or desirable in connection with the administration of this Plan, including but not limited to agents and advisers to assist with the administration and management of the Plan, and thereby to provide, among such other duties as the Administrator may appoint, assistance with maintaining Plan records and the providing of investment information to the Plan's investment fiduciaries.

2.6     PAYMENT OF EXPENSES

          All expenses of administration may be paid out of the Trust Fund unless paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Administrator, or any person or persons retained or appointed by any named Fiduciary incident to the exercise of their duties under the Plan, including, but not limited to, fees of accountants, counsel, Investment Managers, and other specialists and their agents, the costs of any bonds required pursuant to Act Section 412, and other costs of administering the Plan. Until paid, the expenses shall constitute a liability of the Trust Fund.

2.7     CLAIMS PROCEDURE

          Claims for benefits under the Plan may be filed in writing with the Administrator. Written notice of the disposition of a claim shall be furnished to the claimant within ninety (90) days after the application is filed, or such period as is required by applicable law or Department of Labor regulation. In the event the claim is denied, the reasons for the denial shall be specifically set forth in the notice in language calculated to be understood by the claimant, pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided. In addition, the claimant shall be furnished with an explanation of the Plan's claims review procedure.

2.8     CLAIMS REVIEW PROCEDURE

          Any Employee, former Employee, or Beneficiary of either, who has been denied a benefit by a decision of the Administrator pursuant to Section
2.7 shall be entitled to request the Administrator to give further consideration to a claim by filing with the Administrator a written request for a hearing. Such request, together with a written statement of the reasons why the claimant believes the claim should be allowed, shall be filed with the Administrator no later than sixty (60) days after receipt of the written notification provided for in Section 2.7. The Administrator shall then conduct a hearing within the next sixty (60) days, at which the claimant may be represented by an attorney or any other representative of such claimant's choosing and expense and at which the claimant shall have an opportunity to submit written and oral evidence and arguments in support of the claim. At the hearing (or prior thereto upon five (5) business days written notice to the Administrator) the claimant or the claimant's representative shall have an opportunity to review all documents in the possession of the Administrator which are pertinent to the claim at issue and its disallowance. Either the claimant or the Administrator may cause a court reporter to attend the hearing and record the proceedings. In such event, a complete written transcript of the proceedings shall be furnished to both parties by the court reporter. The full expense of any such court reporter and such transcripts shall be borne by the party causing the court reporter to attend the hearing. A final decision as to the allowance of the claim shall be made by the Administrator within sixty (60) days of receipt of the appeal (unless there has been an extension of sixty (60) days due to special circumstances, provided the delay and the special circumstances occasioning it are communicated to the claimant within the sixty (60) day period). Such communication shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

                                  ARTICLE III
                                  ELIGIBILITY

3.1     CONDITIONS OF ELIGIBILITY

          Any Eligible Employee who has completed one (1) Year of Service and has attained age 21 shall be eligible to participate hereunder as of the date such Employee has satisfied such requirements. However, no Employee shall become a Participant hereunder after December 31, 2002 and any Employee who was a Participant in the Plan prior to the effective date of this amendment and restatement shall continue to participate in the Plan.

3.2     EFFECTIVE DATE OF PARTICIPATION

          An Eligible Employee shall become a Participant effective as of the earlier of the first day of the Plan Year or the first day of the seventh month of such Plan Year coinciding with or next following the date such Employee met the eligibility requirements of Section 3.1, provided said Employee was still employed as of such date (or if not employed on such date, as of the date of rehire if a 1-Year Break in Service has not occurred or, if later, the date that the Employee would have otherwise entered the Plan had the Employee not terminated employment).

3.3     DETERMINATION OF ELIGIBILITY

          The Administrator shall determine the eligibility of each Employee for participation in the Plan based upon information furnished by the Employer. Such determination shall be conclusive and binding upon all persons, as long as the same is made pursuant to the Plan and the Act. Such determination shall be subject to review pursuant to Section 2.8.

3.4     TERMINATION OF ELIGIBILITY

          In the event a Participant shall go from a classification of an Eligible Employee to an ineligible Employee, such Former Participant shall continue to vest in the Plan for each Year of Service completed while a noneligible Employee, until such time as the Former Participant's Accrued Benefit shall be forfeited or distributed pursuant to the terms of the Plan.

3.5     REHIRED EMPLOYEES AND BREAKS IN SERVICE

             (a) If any Participant becomes a Former Participant due to severance from employment with the Employer and is reemployed by the Employer before a 1-Year Break in Service occurs, the Former Participant shall become a Participant as of the reemployment date.

             (b) If any Participant becomes a Former Participant due to severance from employment with the Employer and is reemployed after a 1-Year Break in Service has occurred, Years of Service shall include Years of Service prior to the 1-Year Break in Service subject to the following rules:

             (1) In the case of a Former Participant who under the Plan does not have a nonforfeitable right to any interest in the Plan resulting from Employer contributions, Years of Service before a period of 1-Year Break in Service will not be taken into account if the number of consecutive 1-Year Breaks in Service equal or exceed the greater of (A) five (5) or (B) the aggregate number of pre-break Years of Service. Such aggregate number of Years of Service will not include any Years of Service disregarded under the preceding sentence by reason of prior 1-Year Breaks in

             Service.

             (2) A Former Participant who has not had Years of Service before a 1-Year Break in Service disregarded pursuant to (1) above, shall participate in the Plan as of the date of reemployment.

             (c) If any Participant becomes a Former Participant due to severance of employment with the Employer and again becomes a Participant, such renewed participation shall not result in duplication of benefits. Accordingly, if such Participant has received a distribution of a Vested Accrued Benefit under the Plan by reason of prior participation (and such distribution has not been repaid to the Plan with interest within a period of the earlier of five (5) years after the first date on which the Participant is subsequently reemployed by the Employer or the close of the first period of five (5) consecutive 1-Year Breaks in Service commencing after the distribution), the Participant's Accrued Benefit shall be reduced by the Actuarial Equivalent (at the date of distribution) of the Present Value of the Accrued Benefit as of the date of distribution. Any repayment by a Participant shall be equal to the total of:

             (1)  the amount of the distribution,

             (2) interest on such distribution compounded annually at the rate of five percent (5%) per annum from the date of distribution to the date of repayment or to the last day of the first Plan Year ending on or after December 31, 1987, if earlier, and

             (3) interest on the sum of(1) and (2) above compounded annually at the rate of one-hundred-twenty percent (120%) of the federal mid-term rate (as in effect under Code Section 1274 for the first month of a Plan Year) from the beginning of the first Plan Year beginning after December 31, 1987 or the date of distribution, whichever is later, to the date of repayment.

3.6     ELECTION NOT TO PARTICIPATE

          An Employee may, subject to the approval of the Employer, elect voluntarily not to participate in the Plan. The election not to participate must be irrevocable and communicated to the Employer, in writing, within a reasonable period of time before the beginning of the first Plan Year.

                                ARTICLE IV
                        CONTRBUTION AND VALUATION

4.1     PAYMENT OF CONTRIBUTIONS

          No contribution shall be required under the Plan from any

Participant. The Employer shall pay to the Trustee from time to time such amounts in cash as the Administrator and Employer shall determine to be necessary to provide the benefits under the Plan determined by the application of accepted actuarial methods and assumptions. The method of funding shall be consistent with Plan objectives.

4.2     ACTUARIAL METHODS

          In establishing the liabilities under the Plan and contributions thereto, the enrolled actuary will use such methods and assumptions as will reasonably reflect the cost of the benefits. The Plan assets are to be valued on the last day of the Plan Year (or on any other date determined by the Administrator) using any reasonable method of valuation that takes into account fair market value pursuant to Regulations. There must be an actuarial valuation of the Plan at least once every year.

4.3     QUALIFIED MILITARY SERVICE

          Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service will be provided in accordance with Code
Section 414(u).

                                    ARTICLE V
                                    BENEFITS

5.1     RETIREMENT BENEFITS

             (a) The amount of monthly retirement benefit to be provided for each Participant who retires on the Participant's Normal Retirement Date shall be equal to the Participant's Accrued Benefit (herein called the Participant's Normal Retirement Benefit). A Participant's Accrued Benefit is based on the greater of the Participant's Frozen Accrued Benefit and a retirement benefit formula equal to the sum of (1) 37.5% of such Participant's Average Monthly Compensation, plus (2) 16.25% of such Average Monthly Compensation in excess of one-twelfth of Covered Compensation, computed to the nearest cent. For Participants who are projected to have earned less than 25 Years of Service as of the end of the Plan Year in which they attain Normal Retirement Age, the percentage in
          (1) above and the excess percentage in (2) above shall be reduced by 1/25th for each such Year of Service less than 25.

                  No other qualified plan or simplified employee pension, as defined in Code Section 408(k), maintained by the Employer shall
          (1) impute disparity pursuant to Regulation 1.401(a)(4)-7 for any Participant and (2) provide for permitted disparity pursuant to Code Section 401(1). Additionally, if the Participant has earned a Year of Service in one or more other qualified plans or simplified employee pensions maintained by the Employer, and the number of the Participant's Cumulative Permitted Disparity Years exceeds 35, the Participant's benefit will be further adjusted as provided in
          Section 1.42.

                  The "Normal Retirement Benefit" of each Participant shall not be less than the largest periodic benefit that would have been payable to the Participant upon separation from service at or prior to Normal Retirement Age under the Plan exclusive of social security supplements, premiums on disability or term insurance, and the value of disability benefits not in excess of the "Normal Retirement Benefit." For purposes of comparing periodic benefits in the same form, commencing prior to and at Normal Retirement Age, the greater benefit is determined by converting the benefit payable prior to Normal Retirement Age into the same form of annuity benefit payable at Normal Retirement Age and comparing the amount of such annuity payments. In the case of a Top Heavy Plan, the "Normal Retirement Benefit" shall not be smaller than the minimum benefit to which the Employee is entitled under Section 5.2.

             (b) A Participant may elect to retire on an Early Retirement Date. In the event that a Participant makes such an election, such Participant shall be entitled to receive an Early Retirement Benefit equal to the Participant's Accrued Benefit payable at the Participant's Normal Retirement Date. However, if a Participant so elects, such Participant may receive payment of an Early Retirement Benefit commencing on the first day of the month coinciding with or next following the Participant's Early Retirement Date, which Early Retirement Benefit shall equal the greater of(1) the Participant's Accrued Benefit reduced by 1/15th for each of the first five (5) years and 1/30th for each of the next five (5) years and reduced actuarially for each additional year thereafter that the first day of the month on which the Participant's Early Retirement Benefit commences precedes the Participant's Normal Retirement Date, or (2) the Actuarial Equivalent of the Participant's Accrued Benefit if such benefit is distributed in a form other than a nondecreasing life annuity payable for a period not less than the life of such Participant.

             (c) The Normal Retirement Benefit payable to a Participant pursuant to this Section 5.1 shall be a monthly pension commencing on the Participant's Retirement Date and continuing for life. If a Retired Participant dies prior to the completion of 120 monthly payments, such monthly payments shall be continued to the Retired Participant's Beneficiary until the monthly payments made to the Retired Participant and to the Beneficiary shall total 120. However, the form of distribution of such benefit shall be determined pursuant to the provisions of Section 5.7.

             (d) At the request of a Participant, the Participant may be continued in employment beyond Normal Retirement Date. In such event, no retirement benefit will be paid to the Participant until the Participant actually retires. At the close of each Plan Year prior to the Participant's actual Retirement Date, a Participant shall be entitled to a retirement benefit equal to the greater of(1) the Actuarial Equivalent of the monthly retirement benefit such Participant was entitled to at the close of the prior Plan Year, or (2) the Participant's Accrued Benefit determined at the close of the Plan Year. The monthly retirement benefit calculated pursuant to this Section 5.1(d) shall be offset by the actuarial value (determined pursuant to Section 1.3) of the total benefit distributions (pursuant to Section 5.7(e)) made by the close of the Plan Year.

                  Except with respect to a "five (5) percent owner," a Participant's Accrued Benefit is actuarially increased to take into account the period after age 70 1/2 in which the Participant does not receive any benefits under the Plan. The actuarial increase begins on the April 1 following the calendar year in which the Participant attains age 70 1/2 (January 1, 1997 in the case of a Participant who attained age 70 1/2 prior to 1996), and ends on the date on which benefits commence after retirement in an amount sufficient to satisfy Code
          Section 401(a)(9).

                  The amount of actuarial increase payable as of the end of the period for actuarial increases must be no less than the Actuarial Equivalent of the Participant's retirement benefits that would have been payable as of the date the actuarial increase must commence plus the Actuarial Equivalent of additional benefits accrued after that date, reduced by the Actuarial Equivalent of any distributions made after that date. The actuarial increase is generally the same as, and not in addition to, the actuarial increase required for that same period under Code Section 411 to reflect the delay in payments after normal retirement, except that the actuarial increase required under Code Section 401(a)(9)(C) must be provided even during the period during which a Participant is in Act Section 203(a)(3)(B) service.

5.2     MINIMUM BENEFIT REQUIREMENT FOR TOP HEAVY PLAN

             (a) The minimum Accrued Benefit derived from Employer contributions to be provided under this Section for each Employee who is a Participant during a Top Heavy Plan Year shall equal the product of(1) one-twelfth (1/12th) of"415 Compensation" averaged over the five (5) consecutive "limitation years" (or actual number of "limitation years," if less) which produce the highest average, and (2) the lesser of (i) two percent (2%) multiplied by Plan Years of Service, or (ii) twenty percent (20%), expressed as a single life annuity.

             (b)  For purposes of providing the minimum benefit under Code
          Section 416, an Employee who is not a Participant solely because
          (1) such Employee's Compensation is below a stated amount or (2) such Employee declined to make mandatory contributions (if required) to the Plan will be considered to be a Participant. Furthermore, such minimum benefit shall be provided regardless of whether such Employee is employed on a specified date.

             (c) For purposes of this Section, Plan Years of Service for any Plan Year beginning before January 1, 1984, or for any Plan Year during which the Plan was not a Top Heavy Plan shall be disregarded.

             (d) For purposes of this Section, "415 Compensation" for any "limitation year" ending in a Plan Year which began prior to January 1, 1984, subsequent to the last "limitation year" during which the Plan is a Top Heavy Plan, or in which the Participant failed to complete a Plan Year of Service, shall be disregarded.

             (e) For the purposes of this Section, "415 Compensation" in excess of $150,000 (or such other amount provided in the Code) shall be disregarded. Such amount shall be adjusted for increases in the cost of living in accordance with Code Section 401(a)(17)(B), except that the dollar increase in effect on January 1 of any calendar year shall be effective for the Plan Year beginning with or within such calendar year. If "415 Compensation" for any prior determination period is taken into account in determining a Participant's minimum benefit for the current

          Plan Year, the "415 Compensation" for such determination period is subject to the applicable annual "415 Compensation" limit in effect for that prior period. For this purpose, in determining the minimum benefit in Plan Years beginning on or after January 1, 1989, the annual "415 Compensation" limit in effect for determination periods beginning before that date is $200,000 (or such other amount as adjusted for increases in the cost of living in accordance with Code Section 415(d) for determination periods beginning on or after January 1, 1989, and in accordance with Code Section 401(a)(17)(B) for determination periods beginning on or after January 1, 1994). For determination periods beginning prior to January 1, 1989, the $200,000 limit shall apply only for Top Heavy Plan Years and shall not be adjusted. For any short Plan Year the "415 Compensation" limit shall be an amount equal to the "415 Compensation" limit for the calendar year in which the Plan Year begins multiplied by the ratio obtained by dividing the number of full months in the short Plan Year by twelve (12).

             (f) If Section 5.1(c) provides for the Normal Retirement Benefit to be paid in a form other than a single life annuity, the Accrued Benefit under this Section shall be the Actuarial Equivalent of the minimum Accrued Benefit under (a) above pursuant to Section 1.3.

             (g) If payment of the minimum Accrued Benefit commences at a date other than Normal Retirement Date, the minimum Accrued Benefit shall be the Actuarial Equivalent of the minimum Accrued Benefit commencing at Normal Retirement Date pursuant to Section 1.3.

             (h) If an Employee participates in this Plan and a defined contribution plan included in a Required Aggregation Group which is top heavy, the minimum benefits shall be provided under this Plan.

             (i) Notwithstanding the foregoing, for Plan Years beginning prior to January 1, 2000, if an Employee participates in this Plan and a defined contribution plan included in a Required Aggregation Group which is top heavy, the minimum benefits shall be provided under this Plan.

             (j) To the extent required to be nonforfeitable under Section 5.6, the minimum Accrued Benefit under this Section may not be forfeited under Code Section 411(a)(3)(B) or Code Section 411(a)(3)(D).

5.3     PAYMENT OF RETIREMENT BENEFITS

          When a Participant retires, the Administrator shall immediately take pursuant to the Plan all necessary steps and execute all required documents to cause the payment of the Participant's Accrued Benefit pursuant to the Plan.

5.4     DISABILITY RETIREMENT BENEFITS

             (a) If a Participant becomes Totally and Permanently Disabled pursuant to Section 1.55 prior to retirement or separation from service, and such condition continues for a period of six (6) consecutive months and by reason thereof such Participant's status as an Employee ceases, then said disabled Participant shall be entitled to receive the Actuarial Equivalent of the Participant's Accrued Benefit. In the event of a Participant's Total and Permanent Disability, the Administrator shall direct the Trustee to commence payment of the benefits payable hereunder pursuant to the provisions of Sections 5.7 and
          5.9 as though the Participant had retired.

             (b) The benefit payable pursuant to (a) above shall be computed as of the Anniversary Date subsequent to termination of employment.

             (c) In the event of the Terminated Participant's Total and Permanent Disability subsequent to termination of employment, the Terminated Participant (or the Terminated Participant's Beneficiary) shall receive the Actuarial Equivalent of such Terminated Participant's Vested Accrued Benefit pursuant to the provisions of Sections 5.7 and 5.9 as though the Terminated Participant had retired.

5.5     DEATH BENEFITS

             (a) If a Participant dies prior to the Participant's Retirement Date, such Participant's Beneficiary shall receive a death benefit equal to the Actuarial Equivalent of the Accrued Benefit determined as of the Anniversary Date subsequent to or coinciding with the date of death.

             (b) Death benefits payable by reason of the death of a Participant or a Retired Participant shall be paid to such Participant's Beneficiary in accordance with the following provisions:

             (1) Upon the death of a Participant subsequent to the Participant's Retirement Date, but prior to the Annuity Starting Date, the Participant's Beneficiary shall be entitled to a death benefit in an amount equal to the Actuarial Equivalent of the benefit the Participant would have received at the Participant's Retirement Date.

             (2) Upon the death of a Participant subsequent to the Annuity Starting Date, the Participant's Beneficiary shall be entitled to whatever death benefit may be available under the settlement arrangements pursuant to which the Participant's benefit is made payable.

             (3) In the event of a Terminated Participant's death subsequent to the Participant's termination of employment, the Participant's Beneficiary shall receive the Present Value of such Participant's Vested Accrued Benefit as of the Anniversary Date coinciding with or next following the date of the Participant's death.

             (c) The Administrator may require such proper proof of death and such evidence of the right of any person to receive the death benefit payable as a result of the death of a Participant as the Administrator may deem desirable. The

          Administrator's determination of death and the right of any person to receive payment shall be conclusive.

             (d)  Unless otherwise elected in the manner prescribed in
          Section 5.8, the Beneficiary of the death benefit shall be the Participant's surviving spouse, who shall receive such benefit in the form of a Pre-Retirement Survivor Annuity pursuant to Section
          5.8. Except, however, the Participant may designate a Beneficiary other than the spouse if:

             (1) the Participant and the Participant's spouse have validly waived the Pre-Retirement Survivor Annuity in the manner prescribed in Section 5.8, and the spouse has waived the right to be the Participant's Beneficiary, or

             (2) the Participant is legally separated or has been abandoned (within the meaning of local law) and the Participant has a court order to such effect (and there is no qualified domestic relations order which provides otherwise), or

             (3)  the Participant has no spouse, or

             (4)  the spouse cannot be located.

                  In such event, the designation of a Beneficiary shall be made on a form satisfactory to the Administrator. A Participant may at any time revoke a designation of a Beneficiary or change a Beneficiary by filing written (or in such other form as permitted by the Internal Revenue Service) notice of such revocation or change with the Administrator. However, the Participant's spouse must again consent in writing (or in such other form as permitted by the Internal Revenue Service) to any change in Beneficiary unless the original consent acknowledged that the spouse had the right to limit consent only to a specific Beneficiary and that the spouse voluntarily elected to relinquish such right. In the event no valid designation of Beneficiary exists, or if the Beneficiary is not alive, at the time of the Participant's death, the death benefit shall be payable to the Participant's estate. Additionally, if the Beneficiary does not predecease the Participant, but dies prior to the distribution of the death benefit, the death benefit will be paid to the Beneficiary's estate.

             (e) The benefit payable under this Section shall be paid pursuant to the provisions of Sections 5.8 and 5.9.

             (f) In no event shall the death benefit payable to a surviving spouse be less than the Actuarial Equivalent of the "minimum spouse's death benefit."

             (g) For the purposes of this Section, the "minimum spouse's death benefit" means a death benefit for a Vested married Participant payable in the form of a Pre-Retirement Survivor Annuity. Such annuity payments shall be equal to the amount which would be payable as a survivor annuity under the joint and survivor annuity provisions of the Plan if:

             (1) in the case of a Participant who dies after the Earliest Retirement Age, such Participant had retired with an immediate joint and survivor annuity on the day before the Participant's date of death, or

             (2) in the case of a Participant who dies on or before the Earliest Retirement Age, such Participant had:

                  (i) separated from service on the earlier of the actual time of separation or the date of death,

                  (ii)  survived to the Earliest Retirement Age,

                  (iii) retired with an immediate joint and survivor annuity at the Earliest Retirement Age based on the Participant's Vested Accrued Benefit on date of death, and

                  (iv) died on the day after the day on which said Participant would have attained the Earliest Retirement Age.

5.6     TERMINATION OF EMPLOYMENT BEFORE RETIREMENT

             (a) Payment to a Former Participant of the Vested portion of such Former Participant's Accrued Benefit, unless such Former Participant otherwise elects, shall begin not later than the 60th day after the close of the Plan Year in which the latest of the following events occurs: (1) the date on which the Participant attains the earlier of age 65 or the Normal Retirement Age specified herein; (2) the 10th anniversary of the year in which the Participant commenced participation in the Plan; or (3) the date the Participant terminates service with the Employer.

                  However, the Administrator shall, at the election of the Participant, direct earlier payment of the Vested portion of the Participant's Accrued Benefit. Any distribution under this paragraph shall be made in a manner which is consistent with and satisfies the provisions of Section 5.7, including, but not limited to, notice and consent requirements of Code Sections 417 and 411(a)(11) and the Regulations thereunder.

                  However, the Administrator shall direct the earlier payment of the entire Vested portion of the Present Value of Accrued Benefit, but only if it does not exceed $5,000 ($3,500 for Plan Years beginning prior to August 6, 1997).

                  That portion of a Terminated Participant's Accrued Benefit that is forfeited shall be used only to reduce future costs of the Plan at such time as it becomes a forfeiture.

                  That portion of a Terminated Participant's Accrued Benefit that is not Vested shall become a forfeiture on the last day of the Plan Year in which the Participant incurs five (5) consecutive 1-Year Breaks in Service.

             (b) The Vested portion of any Participant's Accrued Benefit shall be a percentage of the Participant's Accrued Benefit determined on the basis of the Participant's number of Years of Service according to the following schedule:

                                 Vesting Schedule
             Years of Service                           Percentage
               Less than 5                                  0 %
                    5                                      100%

             (c) Notwithstanding the vesting provided for in paragraph (b) above, for any Top Heavy Plan Year, the Vested portion of the Accrued Benefit of any Participant who has an Hour of Service after the Plan becomes top heavy shall be a percentage of the Participant's Accrued Benefit determined on the basis of the Participant's number of Years of Service according to the following schedule:

                                 Vesting Schedule
             Years of Service                           Percentage
               Less than 3                                  0 %
                    3                                      100%

                  If in any subsequent Plan Year, the Plan ceases to be a Top Heavy Plan, the Administrator shall revert to the vesting schedule in effect before this Plan became a Top Heavy Plan. Any such reversion shall be treated as a Plan amendment pursuant to the terms of the Plan.

             (d) Notwithstanding the vesting schedule above, the Vested percentage of a Participant's Accrued Benefit shall not be less than the Vested percentage attained as of the later of the effective date or adoption date of this amendment and restatement.

             (e) The computation of a Participant's nonforfeitable percentage of such Participant's interest in the Plan shall not be reduced as the result of any direct or indirect amendment to this Plan. In the event that the Plan is amended to change or modify any vesting schedule, or if the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to a top heavy vesting schedule, then each Participant with at least three (3) Years of Service as of the expiration date of the election period may elect to have such Participant's nonforfeitable percentage computed under the Plan without regard to such amendment or change. If a Participant fails to make such election, then such Participant shall be subject to the new vesting schedule. The Participant's election period shall commence on the adoption date of the amendment and shall end sixty

          (60) days after the latest of:

             (1)  the adoption date of the amendment,

             (2)  the effective date of the amendment, or

             (3) the date the Participant receives written notice of the amendment from the Employer or Administrator.

5.7     DISTRIBUTION OF BENEFITS

             (a)(1) Unless otherwise elected as provided below, a Participant who is married on the Annuity Starting Date and who does not die before the Annuity Starting Date shall receive the value of all of such Participant's benefits in the form of a joint and survivor annuity. The joint and survivor annuity is an annuity that commences immediately and shall be the Actuarial Equivalent of a single life annuity. Such joint and survivor benefits following the Participant's death shall continue to the spouse during the spouse's lifetime at a rate equal to fifty percent (50%) of the rate at which such benefits were payable to the Participant. This joint and fifty percent (50%) survivor annuity shall be considered the designated qualified joint and survivor annuity and automatic form of payment for the purposes of this Plan. However, the Participant may, without spousal consent, elect to receive a smaller annuity benefit with continuation of payments to the spouse at a rate of seventy-five percent (75%) or one hundred percent (100%) of the rate payable to a Participant during the Participant's lifetime, which alternative joint and survivor annuity shall be the Actuarial Equivalent of the automatic joint and fifty percent (50%) survivor annuity. An unmarried Participant shall receive the value of such Participant's benefit in the form of a life annuity. Such unmarried Participant, however, may elect in writing to waive the life annuity. The election must comply with the provisions of this Section as if it were an election to waive the joint and survivor annuity by a married Participant, but without the spousal consent requirement. The joint and survivor annuity and the life annuity form of distribution shall be the Actuarial Equivalent of the benefits due the Participant.

             (2) Any election to waive the joint and survivor annuity must be made by the Participant in writing (or in such other form as permitted by the Internal Revenue Service) during the election period and be consented to in writing (or in such other form as permitted by the Internal Revenue Service) by the Participant's spouse. If the spouse is legally incompetent to give consent, the spouse's legal guardian, even if such guardian is the Participant, may give consent. Such election shall designate a Beneficiary (or a form of benefits) that may not be changed without spousal consent (unless the consent of the spouse expressly permits designations by the Participant without the requirement of further consent by the spouse). Such spouse's consent shall be irrevocable and must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public. Such consent shall not be required if it is established to the satisfaction of the Administrator that the required consent cannot be obtained because there is no spouse, the spouse cannot be located, or other circumstances that may be prescribed by Regulations. The election made by the Participant and consented to by such Participant's spouse may be revoked by the Participant in writing (or in such other form as permitted by the Internal Revenue

             Service) without the consent of the spouse at any time during the election period. A revocation of a prior election shall cause the Participant's benefits to be distributed as a joint and survivor annuity. The number of revocations shall not be limited. Any new election must comply with the requirements of this paragraph. A former spouse's waiver shall not be binding on a new spouse.

             (3) The election period to waive the joint and survivor annuity shall be the ninety (90) day period ending on the Annuity Starting Date.

             (4) For purposes of this Section, spouse or surviving spouse means the spouse or surviving spouse of the Participant, provided that a former spouse will be treated as the spouse or surviving spouse and a current spouse will not be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p).

             (5) With regard to the election, the Administrator shall provide to the Participant no less than thirty (30) days and no more than ninety (90) days before the Annuity Starting Date a written (or in such other form as permitted by the Internal Revenue Service) explanation of:

                  (i) the terms and conditions of the joint and survivor annuity,

                  (ii) the Participant's right to make, and the effect of, an election to waive the joint and survivor annuity,

                  (iii) the right of the Participant's spouse to consent to any election to waive the joint and survivor annuity, and

                  (iv) the right of the Participant to revoke such election, and the effect of such revocation.

             (6) Notwithstanding the above, if the Participant elects (with spousal consent, if applicable) to waive the requirement that the explanation be provided at least thirty (30) days before the Annuity Starting Date, the election period shall be extended to the thirtieth (30th) day after the date on which such explanation is provided to the Participant, unless the thirty
             (30) day period is waived pursuant to the following provisions.

Any distribution provided for in this Section 5.7 may
             commence less than thirty (30) days after the notice required by Code Section 417(a)(3) is given provided the following requirements are satisfied:

                  (i) the Administrator clearly informs the Participant that the Participant has a right to a period of thirty (30) days after receiving the notice to consider whether to waive the joint and survivor annuity and to elect (with spousal consent) to a form of distribution other than a joint and survivor annuity;

                 (ii) the Participant is permitted to revoke an affirmative distribution election at least until the Annuity Starting Date, or, if later, at any time prior to the expiration of the seven (7) day period that begins the day after the explanation of the joint and survivor annuity is provided to the Participant;

                 (iii) the Annuity Starting Date is after the date that the explanation of the joint and survivor annuity is provided to the Participant. However, the Annuity Starting Date may be before the date that any affirmative distribution election is made by the Participant and before the date that the distribution is permitted to commence under (iv) below; and

                 (iv) distribution in accordance with the affirmative election does not commence before the expiration of the seven (7) day period that begins the day after the explanation of the joint and survivor annuity is provided to the Participant.

             (b) In the event a married Participant duly elects pursuant to paragraph (a)(2) above not to receive benefits in the form of a joint and survivor annuity, or if such Participant is not married, in the form of a life annuity, the Administrator, pursuant to the election of the Participant, shall direct the Trustee to distribute to a Participant or such Participant's Beneficiary an amount which is the Actuarial Equivalent of the monthly retirement benefit provided in Section 5.1(c) in one or more of the following methods:

             (1)  One lump-sum payment in cash.

             (2) Payments over a period certain in monthly, quarterly, semiannual, or annual cash installments. The period over which such payment is to be made shall not extend beyond the Participant's life expectancy (or the life expectancy of the Participant and the Participant's designated Beneficiary).

            (3)  Purchase of or providing an annuity.

            However, any such annuity may not be in any form that will provide for payments over a period extending beyond either the life of the Participant (or the lives of the Participant and the Participant's designated Beneficiary) or the life expectancy of the Participant (or the life expectancy of the Participant and the Participant's designated Beneficiary).

            (c) The present value of a Participant's joint and survivor annuity derived from Employer and Employee contributions may not be paid without the Participant's and the Participant's spouse's written (or in such form as permitted by the Internal Revenue Service) consent if the value exceeds $5,000 ($3,500 for

          Plan Years beginning prior to August 6,1997) and the benefit is "immediately distributable." However, spousal consent is not required if the distribution will be made in the form of a joint and survivor annuity and the benefit is "immediately distributable." A benefit is "immediately distributable" if any part of the benefit could be distributed to the Participant (or surviving spouse) before the Participant attains (or would have attained if not deceased) the later of the Participant's Normal Retirement Age or age 62. Any consent required by this Section 5.7(c) must be obtained not more than ninety (90) days before commencement of the distribution and shall be made in a manner consistent with Section 5.7(a)(2).

                  If the value of the Participant's benefit derived from Employer and Employee contributions does not exceed $5,000 ($3,500 for Plan Years beginning prior to August 6, 1997), then the Administrator shall direct the Trustee to immediately distribute such benefit in a lump sum without the Participant's and the Participant's spouse's written consent. No distribution may be made under the preceding sentence after the Annuity Starting Date unless the Participant and the Participant's spouse consent in writing (or in such form as permitted by the Internal Revenue Service) to such distribution.

             (d) The following rules will apply to the consent requirements set forth in subsection (c):

             (1) No consent shall be valid unless the Participant has received a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan that would satisfy the notice requirements of Code Section 417.

             (2) The Participant must be informed of the right to defer receipt of the distribution. If a Participant fails to consent, it shall be deemed an election to defer the commencement of payment of any benefit. However, any election to defer the receipt of benefits shall not apply with respect to distributions which are required under Section 5.7(e).

             (3) Notice of the rights specified under this paragraph shall be provided no less than thirty (30) days and no more than ninety (90) days before the Annuity Starting Date.

             Notwithstanding the above, the Annuity Starting Date may be a date prior to the date the explanation is provided to the
             Participant if the distribution does not commence until at least thirty (30) days after such explanation is provided, subject to the waiver of the thirty (30) day period as provided for in
             Section 5.7(a)(6).

             (4) Written (or such other form as permitted by the Internal Revenue Service) consent of the Participant to the distribution must not be made before the Participant receives the notice and must not be made more than ninety (90) days before the Annuity Starting Date.

             (5) No consent shall be valid if a significant detriment is imposed under the Plan on any Participant who does not consent to the distribution.

                  Any such distribution may commence less than thirty (30) days, subject to Section 5.7(a)(5), after the notice required under Regulation 1.411(a)-11(c) is given, provided that: (1) the Administrator clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and (2) the Participant, after receiving the notice, affirmatively elects a distribution.

             (e) Notwithstanding any provision in the Plan to the contrary, the distribution of a Participant's benefits, whether under the Plan or through the purchase of an annuity contract, shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a)(9) and the Regulations thereunder (including Regulation 1.401 (a)(9)-2), the provisions of which are incorporated herein by reference:

              (1) A Participant's benefits shall be distributed or must begin to be distributed not later than April 1st of the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2 or (ii) the calendar year in which the Participant retires, provided, however, that this clause (ii) shall not apply in the case of a Participant who is a "five (5) percent owner" at any time during the Plan Year ending with or within the calendar year in which such owner attains age 70 1/2. Such distributions shall be equal to or greater than any required distribution.

              Alternatively, distributions to a Participant must begin no later than the applicable April 1st as determined under the preceding paragraph and must be made over the life of the Participant (or the lives of the Participant and the Participant's designated Beneficiary) or the life expectancy of the Participant (or the life expectancies of the Participant and the Participant's designated Beneficiary) in accordance with Regulations.

              (2) Distributions to a Participant and the Participant's Beneficiaries shall only be made in accordance with the incidental death benefit requirements of Code Section 401(a)(9)(G) and the Regulations thereunder.

                   With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2002, the Plan will apply the minimum distribution requirements of Code Section 401
          (a)(9) in accordance with the Regulations under Code Section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final Regulations under Code
          Section 401(a)(9) or such other date specified in guidance published by the Internal Revenue Service.

             (f) For purposes of this Section, the life expectancy of a Participant and a Participant's spouse (other than in the case of a life annuity) shall not be redetermined in accordance with Code
          Section 401(a)(9)(D). Life expectancy and joint and last survivor expectancy shall be computed using the return multiples in Tables V and VI of Regulation 1.72-9.

             (g) Subject to the spouse's right of consent afforded under the Plan, the restrictions imposed by this Section shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have retirement benefits paid in an alternative method acceptable under Code Section 401(a)(9) as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982.

             (h) All annuity Contracts under this Plan shall be non-transferable when distributed. Furthermore, the terms of any annuity Contract purchased and distributed to a Participant or spouse shall comply with all of the requirements of the Plan.

5.8     DISTRIBUTION OF BENEFITS UPON DEATH

             (a) Unless otherwise elected as provided below, a Vested Participant who dies before the Annuity Starting Date and who has a surviving spouse shall have the death benefit paid to the surviving spouse in the form of a Pre-Retirement Survivor Annuity. The Participant's spouse may direct that payment of the Pre-Retirement Survivor Annuity commence within a reasonable period after the Participant's death (but not later than the month in which the Participant would have attained the Earliest Retirement Age under the Plan if the Participant dies on or before the Earliest Retirement Age). If the spouse does not so direct, payment of such benefit will commence at the time the Participant would have attained the later of Normal Retirement Age or age 62. However, the spouse may elect a later commencement date, subject to the rules specified in Section 5.8(g).

             (b) Any election to waive the Pre-Retirement Survivor Annuity before the Participant's death must be made by the Participant in writing (or in such other form as permitted by the Internal Revenue Service) during the election period and shall require the spouse's irrevocable consent in the same manner provided for in Section 5.7(a)(2). Further, the spouse's consent must acknowledge the specific nonspouse Beneficiary. Notwithstanding the foregoing, the nonspouse Beneficiary need not be acknowledged, provided the consent of the spouse acknowledges that the spouse has the right to limit consent only to a specific Beneficiary and that the spouse voluntarily elects to relinquish such right.

             (c) The election period to waive the Pre-Retirement Survivor Annuity shall begin on the first day of the Plan Year in which the Participant attains age thirty-five (35) and end on the date of the Participant's death. An earlier waiver (with spousal consent) may be made provided a written (or in such other form as permitted by the Internal Revenue Service) explanation of the Pre-Retirement Survivor Annuity is given to the Participant and such waiver becomes invalid at the beginning of the Plan Year in which the Participant turns age thirty-five (35). In the event a

          Vested Participant separates from service prior to the beginning of the election period, the election period shall begin on the date of such separation from service.

             (d) With regard to the election, the Administrator shall provide each Participant within the applicable period, with respect to such Participant (and consistent with Regulations), a written (or in such other form as permitted by the Internal Revenue Service) explanation of the Pre-Retirement Survivor Annuity containing comparable information to that required pursuant to
          Section 5.7(a)(5). For the purposes of this paragraph, the term "applicable period" means, with respect to a Participant, whichever of the following periods ends last:

             (1) The period beginning with the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age thirty-five (35);

             (2) A reasonable period after the individual becomes a Participant;

             (3) A reasonable period ending after the Plan no longer fully subsidizes the cost of the Pre-Retirement Survivor Annuity with respect to the Participant;

             (4) A reasonable period ending after Code Section 401(a)(11) applies to the Participant; or

             (5) A reasonable period after separation from service in the case of a Participant who separates before attaining age thirty-five (35). For this purpose, the Administrator must provide the explanation beginning one (1) year before the separation from service and ending one (1) year after such separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

                  For purposes of applying this Section 5.8(d), a reasonable period ending after the enumerated events described in paragraphs (2), (3) and (4) is the end of the two (2) year period beginning one (1) year prior to the date the applicable event occurs, and ending one (1) year after that date.

             (e) If the present value of the Pre-Retirement Survivor Annuity derived from Employer and Employee contributions does not exceed $5,000 ($3,500 for Plan Years beginning prior to August 6, 1997), then the Administrator shall direct the immediate distribution of the present value of the Pre-Retirement Survivor Annuity to the

          Participant's spouse. No distribution may be made under the preceding sentence after the Annuity Starting Date unless the spouse consents in writing (or in such other form as permitted by the Internal Revenue Service) to such distribution. If the value exceeds $5,000 ($3,500 for Plan Years beginning prior to August 6,
          1997), then an immediate distribution of the entire amount of the Pre-Retirement Survivor Annuity may be made to the surviving spouse, provided such surviving spouse consents in writing (or in such other form as permitted by the Internal Revenue Service) to such distribution. Any consent required under this paragraph must be obtained not more than ninety (90) days before commencement of the distribution and shall be made in a manner consistent with Section 5.7(a)(2).

                  The present value in this regard shall be determined as provided in Section 1.46. Notwithstanding the foregoing, the present value of the Pre-Retirement Survivor Annuity shall be determined as provided in Section 1.46.

             (f)(1) To the extent the death benefit is not paid in the form of a Pre-Retirement Survivor Annuity, it shall be paid to the Participant's Beneficiary in one of the following methods, as elected by the Participant (or if no election has been made prior to the Participant's death, by the Participant's Beneficiary), subject to the rules specified in Section 5.8(g):

                  (i)  One lump-sum payment in cash.

                  (ii) Payment in monthly, quarterly, semi-annual, or annual cash installments over a period to be determined by the Participant or the Participant's Beneficiary. After periodic installments commence, the Beneficiary shall have the right to direct the Trustee to reduce the period over which such periodic installments shall be made, and the Trustee shall adjust the cash amount of such periodic installments accordingly.

             (2)  In the event the death benefit payable pursuant to Section
          5.5 is payable in installments, then, upon the death of the Participant, the Administrator may direct the Trustee to segregate the death benefit into a separate account, and the Trustee shall invest such segregated account separately, and the funds accumulated in such account shall be used for the payment of the installments.

             (g) Notwithstanding any provision in the Plan to the contrary, distributions upon the death of a Participant shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a)(9) and the Regulations thereunder. If it is determined, pursuant to Regulations, that the distribution of a Participant's interest has begun and the Participant dies before the entire interest has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution selected pursuant to Section
          5.7 as of the date of death. If a Participant dies before receiving any distributions of the interest in the Plan or before distributions are deemed to have begun pursuant to Regulations, then the death benefit shall be distributed to the Participant's

          Beneficiaries by December 31st of the calendar year in which the fifth anniversary of the Participant's date of death occurs.
                  However, the 5-year distribution requirement of the preceding paragraph shall not apply to any portion of the deceased Participant's interest which is payable to or for the benefit of a designated Beneficiary. In such event, such portion shall be distributed over the life of such designated Beneficiary (or over a period not extending beyond the life expectancy of such designated Beneficiary) provided such distribution begins not later than December 31st of the calendar year immediately following the calendar year in which the Participant died. However, in the event the Participant's spouse (determined as of the date of the Participant's death) is the designated Beneficiary, the requirement that distributions commence within one year of a Participant's death shall not apply. In lieu thereof, distributions must commence on or before the later of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died; or (2) December 31st of the calendar year in which the Participant would have attained age 70 1/2. If the surviving spouse dies before distributions to such spouse begin, then the 5-year distribution requirement of this Section shall apply as if the spouse was the Participant.

             (h) For purposes of this Section, the life expectancy of a Participant and a Participant's spouse (other than in the case of a life annuity) shall not be redetermined in accordance with Code
          Section 401(a)(9)(D). Life expectancy and joint and last survivor expectancy shall be computed using the return multiples in Tables V and VI of Regulation 1.72-9.

             (i) For purposes of this Section, any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

             (j) Subject to the spouse's right of consent afforded under the Plan, the restrictions imposed by this Section shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have death benefits paid in an alternative method acceptable under Code Section 401(a)(9) as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982.

5.9     TIME OF SEGREGATION OR DISTRIBUTION

          Except as limited by Sections 5.7 and 5.8, whenever the Trustee is to make a distribution or to commence a series of payments the distribution or series of payments may be made or begun on such date or as soon thereafter as is practicable. However, unless a Former Participant elects in writing to defer the receipt of benefits (such election may not result in a death benefit that is more than incidental), the payment of benefits shall begin not later than the sixtieth (60th) day after the close of the Plan Year in which the latest of the following events occurs: (a) the date on which the Participant attains the earlier of age 65 or the Normal Retirement Age specified herein; (b) the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan; or (c) the date the

Participant terminates service with the Employer.

          Notwithstanding the foregoing, the failure of a Participant and, if applicable, the Participant's spouse, to consent to a distribution that is "immediately distributable" (within the meaning of Section 5.7), shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section.

5.10    DISTRIBUTION FOR MINOR OR INCOMPETENT BENEFICIARY

          In the event a distribution is to be made to a minor or incompetent Beneficiary, then the Administrator may direct that such distribution be paid to the legal guardian, or if none in the case of a minor Beneficiary, to a parent of such Beneficiary or a responsible adult with whom the Beneficiary maintains residence, or to the custodian for such Beneficiary under the Uniform Gift to Minors Act or Gift to Minors Act, if such is permitted by the laws of the state in which said Beneficiary resides. Such a payment to the legal guardian, custodian or parent of a minor Beneficiary shall fully discharge the Trustee, Employer, and Plan from further liability on account thereof.

5.11    LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN

          In the event that all, or any portion, of the distribution payable to a Participant or Beneficiary hereunder shall, at the later of the Participant's attainment of age 62 or Normal Retirement Age, remain unpaid solely by reason of the inability of the Administrator, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or Beneficiary, the amount so distributable shall be forfeited and shall be used to reduce the cost of the Plan. Notwithstanding the foregoing, if the value of a Participant's Vested benefit derived from Employer and Employee contributions does not exceed $5,000 ($3,500 for Plan Years beginning prior to August 6, 1997), then the amount distributable may, in the sole discretion of the Administrator, either be treated as a forfeiture, or be paid directly to an individual retirement account described in Code Section 408(a) or an individual retirement annuity described in Code
Section 408(b) at the time it is determined that the whereabouts of the Participant or the Participant's Beneficiary cannot be ascertained. In the event a Participant or Beneficiary is located subsequent to the benefit being forfeited, such benefit shall be restored unadjusted for earnings or losses. However, regardless of the preceding, a benefit which is lost by reason of escheat under applicable state law is not treated as a forfeiture for purposes of this Section nor as an impermissable forfeiture under the Code.

5.12    EFFECT OF SOCIAL SECURITY ACT

          Benefits being paid to a Participant or Beneficiary under the terms of the Plan may not be decreased by reason of any post-separation Social Security benefit increases or by the increase of the Social Security wage base under Title II of the Social Security Act. Benefits to which a Former Participant has a Vested interest may not be decreased by reason of an increase in a benefit level or wage base under Title II of the Social Security Act.

5.13    LIMITATIONS ON DISTRIBUTIONS

          In the event a Participant receives a distribution of the Vested Accrued Benefit prior to Normal Retirement Age (determined without regard to any years of participation), the excess/offset percentage, whichever is applicable in Section 5.1(a), shall be limited to .75/26.25%, whichever is applicable, reduced 1/15th for each of the first five (5) years and 1/30th for each of the next five (5) years and reduced actuarially for each additional year thereafter that the date on which the benefit commences precedes the Participant's Social Security Retirement Age. With respect to benefits commencing prior to the Participant attaining age 55, the .75/26.25% shall be further reduced (on a monthly basis to reflect the month in which benefits commence) to a percentage that is the Actuarial Equivalent of the .75/26.25% (as reduced in accordance with the preceding sentence) applicable to a benefit commencing in the month in which the Participant attains age 55. For purposes of this paragraph, a benefit commences on the first day of the period for which the benefit is paid. Notwithstanding the above, if such benefit is distributed in a form other than a nondecreasing life annuity payable for a period not less than the life of such Participant and the Actuarial
Equivalent of the Vested Accrued Benefit of such Participant attributable to ..75/26.25% is greater than the benefit calculated above, such amount shall be the benefit limitation.

5.14    QUAIIFIIED DOMESTIC RELATIONS ORDER DISTRIBUTION

          All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any "alternate payee" under a "qualified domestic relations order." Furthermore, a distribution to an "alternate payee" shall be permitted if such distribution is authorized by a "qualified domestic relations order," even if the affected Participant has not separated from service and has not reached the Earliest Retirement Age. For the purposes of this Section, "alternate payee" and "qualified domestic relations order" shall have the meaning set forth under Code Section 414(p).

5.15    LIMITATION OF BENEFITS ON TERMINATION

             (a) Benefits distributed to any of the twenty-five (25) Highly Compensated Participants with the greatest compensation in the current or prior year are restricted such that the monthly payments are no greater than an amount equal to the monthly payment that would be made on behalf of such individual under a straight life annuity that is the Actuarial Equivalent of the sum of the individual's Accrued Benefit, the individual's other benefits under the Plan (other than a social security supplement within the meaning of Regulation 1.411(a)-7(c)(4)(ii)), and the amount the individual is entitled to receive under a social security supplement. However, the limitation of this Section 5.15 shall not apply if:

             (1) after payment of the benefit to an individual described above, the value of Plan assets equals or exceeds one-hundred-ten percent (110%) of the value of current liabilities, as defined in Code Section 412(l)(7);

             (2) the value of the benefits for an individual described above is less than 1 percent of the value of current liabilities before distribution; or

             (3) the value of the benefits payable under the Plan to an individual described above does not exceed $5,000 ($3,500 for Plan Years beginning prior to August 6, 1997).

             (b) For purposes of this Section, benefit includes any periodic income, any withdrawal values payable to a living Participant, and any death benefits not provided for by insurance on the individual's life.

             (c) An individual's otherwise restricted benefit may be distributed in full to the affected individual if, prior to receipt of the restricted amount, the individual enters into a written agreement with the Administrator to secure repayment to the Plan of the restricted amount. The restricted amount is the excess of the amounts distributed to the individual (accumulated with reasonable interest) over the amounts that could have been distributed to the individual under the straight life annuity described above (accumulated with reasonable interest). The individual may secure repayment of the restricted amount upon distribution by:

             (1) entering into an agreement for promptly depositing in escrow with an acceptable depositary, property having a fair market value equal to at least one-hundred-twenty-five percent (125%) of the restricted amount;

             (2) providing a bank letter of credit in an amount equal to at least one-hundred percent (100%) of the restricted amount; or

             (3) posting a bond equal to at least one-hundred percent (100%) of the restricted amount. The bond must be furnished by an insurance company, bonding company or other surety for federal bonds.

             (d) The escrow arrangement may permit an individual to withdraw from escrow amounts in excess of one-hundred-twenty-five percent (125%) of the restricted amount. If the market value of the property in an escrow account falls below one-hundred-ten percent (110%) of the remaining restricted amount, the individual must deposit additional property to bring the value of the property held by the depositary up to one-hundred-twenty-five percent (125%) of the restricted amount. The escrow arrangement may provide that the individual has the right to receive any income from the property placed in escrow, subject to the individual's obligation to deposit additional property, as set forth in the preceding sentence.

             (e) A surety or bank may release any liability on a bond or letter of credit in excess of one-hundred percent (100%) of the restricted amount.

             (f) If the Administrator certifies to the depositary, surety or bank that the individual (or the individual's estate) is no longer obligated to repay any restricted amount, a depositary may deliver to the individual any property held under an escrow arrangement, and a surety or bank may release any liability on an individual's bond or letter of credit.

                                   ARTICLE VI
                        CODE SECTION 415 LIMITATIONS

6.1     ANNUAL BENEFIT

          For purposes of this Article, "annual benefit" means the benefit payable annually under the terms of the Plan (exclusive of any benefit not required to be considered for purposes of applying the limitations of Code
Section 415 to the Plan) payable in the form of a straight life annuity with no ancillary benefits. If the benefit under the Plan is payable in any other form, the "annual benefit" shall be adjusted to the equivalent of a straight life annuity pursuant to Section 6.3(c). Notwithstanding the foregoing, with respect to the Code Section 415 limitations prior to the effective date of this Article VI, the Old Law Benefit shall be determined on the basis of Code Section 415(b)(2)(E) as in effect on December 7, 1994.

6.2     MAXIMUM ANNUAL BENEFIT

             (a) Notwithstanding the foregoing and subject to the exceptions below, the maximum "annual benefit" payable to a Participant under this Plan in any "limitation year" shall equal the lesser of: (1) $90,000 payable as a straight life annuity, or (2) one hundred percent (100%) of the Participant's "415 Compensation" averaged over the three consecutive "limitation years" (or actual number of "limitation years" for Employees who have been employed for less than three consecutive "limitation years") during which the Employee had the greatest aggregate "415 Compensation" from the Employer.

             (b) For purposes of applying the limitations of Code Section 415, the "limitation year" shall be the Plan Year. All qualified plans maintained by the Employer must use the same "limitation year." If the "limitation year" is amended to a different twelve
          (12) consecutive month period, the new "limitation year" must begin on a date within the "limitation year" in which the amendment is made.

             (c) Notwithstanding anything in this Article to the contrary, if the Plan was in existence on May 6, 1986, and had complied at all times with the requirements of Code Section 415, the maximum "annual benefit" for any individual who is a Participant as of the first day of the "limitation year" beginning after December 31, 1986, shall not be less than the "current accrued benefit." "Current accrued benefit" shall mean a Participant's Accrued Benefit under the Plan, determined as if the Participant had separated from service as of the close of the last "limitation year" beginning before January 1, 1987, when expressed as an annual benefit within the meaning of Code Section 415(b)(2). In determining the amount of a Participant's "current accrued benefit," the following shall be disregarded: (1) any change in the terms and conditions of the Plan after May 5, 1986; and (2) any cost of living adjustment occurring after May 5, 1986.

             (d) The dollar limitation under Code Section 415(b)(1)(A) stated in paragraph (a)(1) above shall be adjusted annually as provided in Code Section 415(d) pursuant to the Regulations. The adjusted limitation is effective as of January 1st of each calendar year and is applicable to "limitation years" ending with or within that calendar year.

             (e)  The limitation stated in paragraph (a)(2) above for

          Participants who have separated from service with a non-forfeitable right to an Accrued Benefit shall be automatically adjusted by multiplying such limitation by the cost-of-living adjustment factor prescribed by the Secretary of the Treasury under Code Section 415(d) in such manner as the Secretary shall prescribe. The adjusted limitation shall apply to "limitation years" ending with or within the calendar year of the date of the adjustment.

             (f) For the purpose of this Article, all qualified defined benefit plans (whether terminated or not) ever maintained by the Employer shall be treated as one defined benefit plan, and all qualified defined contribution plans (whether terminated or not) ever maintained by the Employer shall be treated as one defined contribution plan.

                  If a Participant is, or has ever been, a participant in more than one defined benefit plan maintained by the Employer, the sum of the Participant's "annual benefits" from all such plans may not exceed the maximum "annual benefit" of this Section 6.2. Where the Participant's Employer-provided benefits under all defined benefit plans ever maintained by the Employer (determined as of the same age) would exceed the maximum "annual benefit" applicable at that age, the Employer will reduce the rate of accrual in this Plan to the extent necessary so that the total "annual benefit" payable at any time under such plans will not exceed the maximum "annual benefit."

             (g) For the purpose of this Article, if the Employer is a member of a controlled group of corporations, trades or businesses under common control (as defined by Code Section 1563(a) or Code
          Section 414(b) and (c) as modified by Code Section 415(h)) or is a member of an affiliated service group (as defined by Code Section
414(m)), all Employees of such Employers shall be considered to be employed by a single Employer.

             (h)  For the purpose of this Article, if this Plan is a Code
          Section 413(c) plan, each Employer who maintains this Plan will be considered to be a single Employer.

             (i) Notwithstanding anything contained in this Article to the contrary, the limitations, adjustments and other requirements prescribed in this Article shall at all times comply with the provisions of Code Section 415 and the Regulations thereunder.

6.3     ADJUSTMENTS TO ANNUAL BENEFIT AND LIMITATIONS

             (a) If the "annual benefit" begins before the Participant's Social Security Retirement Age, but on or after age 62, the $90,000 limitation shall be reduced by: (1) in the case of a Participant whose Social Security Retirement Age is 65, 5/9 of 1% for each month by which benefits commence before the month in which the Participant attains age 65, or (2) in the case of a Participant whose Social Security Retirement Age is greater than 65, 5/9 of 1% for each of the first 36 months and 5/12 of 1% for each additional month (up to 24) by which benefits commence before the month in which the Participant attains Social Security Retirement Age. If the "annual benefit" begins before age 62, the $90,000 limitation shall be the actuarial equivalent of the Participant's limitation for benefits commencing at age 62, reduced for each month by which benefits commence before the month in which the Participant attains age 62.

                  In order to determine actuarial equivalence for this purpose, the lesser of the equivalent amount computed using the Plan interest rate and Plan mortality table (or other tabular factor) and the amount computed using five percent (5%) interest and the "Applicable Mortality Table" shall be used. However, in order to determine actuarial equivalence prior to August 20, 1996, the "Applicable Interest Rate" shall be substituted for five percent (5%) in the preceding sentence. The mortality decrement shall be ignored to the extent that a forfeiture does not occur at death.

             (b) If the "annual benefit" begins after the Participant's Social Security Retirement Age the $90,000 limitation shall be increased so that it is the actuarial equivalent of the $90,000 limitation at the Participant's Social Security Retirement Age. In order to determine actuarial equivalence for this purpose, the lesser of the equivalent amount computed using the Plan interest rate and Plan mortality table (or other tabular factor) used for actuarial equivalence for late retirement benefits under the Plan and the equivalent annual amount computed using five percent (5%) and the "Applicable Mortality Table" shall be used. The mortality decrement shall be ignored to the extent that a forfeiture does not occur at death.

             (c) For purposes of adjusting the "annual benefit" to a straight life annuity, the equivalent "annual benefit" shall be the greater of the equivalent "annual benefit" computed using the Plan interest rate and Plan mortality table (or other tabular factor) and the equivalent "annual benefit" computed using five percent (5%) interest rate assumption and the "Applicable Mortality Table." If the "annual benefit" is paid in a form other than a nondecreasing life annuity payable for a period not less than the life of a Participant or, in the case of a Pre-Retirement Survivor Annuity, the life of the surviving spouse, the "Applicable Interest Rate" shall be substituted for five percent (5%) in the preceding sentence.

             (d) For purposes of Sections 6.1, 6.3(a) and 6.3(b), no adjustments under Code Section 415(d) shall be taken into account before the "limitation year" for which such adjustment first takes effect.

             (e) For purposes of Section 6.1, no actuarial adjustment to the benefit is required for (1) the value of a qualified joint and survivor annuity, (2) benefits that are not directly related to retirement benefits (such as a qualified disability benefit, pre-retirement death benefits, and post-retirement medical benefits), and (3) the value of post-retirement cost-of-living increases made in accordance with Code Section 415(d) and Regulation

          1.415-3(c)(2)(iii). The "annual benefit" does not include any benefits attributable to Employee contributions or rollover contributions, or the assets transferred from a qualified plan that was not maintained by the Employer.

             (f) Notwithstanding the foregoing, the Code Section 415(b) limitations of Section 6.3(c) shall apply to the total Plan benefit. However, the Participant shall receive a benefit no less than the Old Law Benefit.

6.4     ANNUAL BENEFIT NOT IN EXCESS OF $10,000

          This Plan may pay an "annual benefit" to any Participant in excess of the Participant's maximum "annual benefit" if the "annual benefit" derived from Employer contributions under this Plan and all other defined benefit plans maintained by the Employer does not in the aggregate exceed $10,000 for the "limitation year" or for any prior "limitation year" and the Employer has not at any time maintained a defined contribution plan, a welfare benefit fund under which amounts attributable to post-retirement medical benefits are allocated to separate accounts of key employees (as defined in Code Section 419(A)(d)(3)), or an individual medical account in which the Participant participated. For purposes of this paragraph, if this Plan provides for voluntary or mandatory Employee contributions, such contributions will not be considered a separate defined contribution plan maintained by the Employer.

6.5     PARTICIPATION OR SERVICE REDUCTIONS

          If a Participant has less than ten (10) years of participation in the Plan at the time the Participant begins to receive benefits under the Plan, the limitations in Sections 6.2(a)(1) and 6.3 shall be reduced by multiplying such limitations by a fraction (a) the numerator of which is the number of years of participation (or part thereof) in the Plan and (b) the denominator of which is ten (10), provided, however, that said fraction shall in no event be less than 1/10th. The limitations of Sections 6.2(a)(2) and
6.4 shall be reduced in the same manner except the preceding sentence shall be applied with respect to years of service with the Employer rather than years of participation in the Plan.

                                    ARTICLE VII
                                      TRUSTEE

7.1     BASIC RESPONSIBILITIES OF THE TRUSTEE

             (a) The Trustee shall have the following categories of responsibilities:

             (1) Consistent with the "funding policy and method" determined by the Employer, to invest, manage, and control the Plan assets subject, however, to the direction of the Employer or an Investment Manager if the Trustee should appoint such manager as to all or a portion of the assets of the Plan;

             (2) At the direction of the Administrator, to pay benefits required under the Plan to be paid to Participants, or, in the event of their death, to their Beneficiaries; and

             (3) To maintain records of receipts and disbursements and furnish to the Employer and/or Administrator for each Plan Year a written annual report pursuant to Section 7.6.

             (b) In the event that the Trustee shall be directed by the Employer, or an Investment Manager with respect to the investment of any or all Plan assets, the Trustee shall have no liability with respect to the investment of such assets but shall be responsible only to execute such investment instructions as so directed.

             (1) The Trustee shall be entitled to rely fully on the written (or other form acceptable to the Administrator and the Trustee, including, but not limited to, voice recorded) instructions of the Employer, or any Fiduciary or nonfiduciary agent of the Employer, in the discharge of such duties, and shall not be liable for any loss or other liability, resulting from such direction (or lack of direction) of the investment of any part of the Plan assets.

             (2) The Trustee may delegate the duty of executing such instructions to any nonfiduciary agent, which may be an affiliate of the Trustee or any Plan representative.

             (c) If there shall be more than one Trustee, they shall act by a majority of their number, but may authorize one or more of them to sign papers on their behalf.

7.2     INVESTMENT POWERS AND DUTIES OF THE TRUSTEE

             (a) The Trustee shall invest and reinvest the Trust Fund to keep the Trust Fund invested without distinction between principal and income and in such securities or property, real or personal, wherever situated, as the Trustee shall deem advisable, including, but not limited to, stocks, common or preferred, open-end or closed-end mutual funds, bonds and other evidences of indebtedness or ownership, and real estate or any interest therein. The Trustee shall at all times in making investments of the Trust Fund consider, among other factors, the short and long-term financial needs of the Plan on the basis of information furnished by the Employer. In making such investments, the Trustee shall not be restricted to securities or other property of the character expressly authorized by the applicable law for trust investments; however, the Trustee shall give due regard to any limitations imposed by the Code or the Act so that at all times the Plan may qualify as a qualified Pension Plan and Trust.

             (b) The Trustee may employ a bank or trust company pursuant to the terms of its usual and customary bank agency agreement, under which the duties of such bank or trust company shall be of a custodial, clerical and record-keeping nature.

             (c) The Trustee may transfer to a common, collective, pooled trust fund or money market fund maintained by any corporate Trustee or affiliate thereof hereunder, all or such part of the Trust Fund as the Trustee may deem advisable, and such part or all of the Trust Fund so transferred shall be subject to all the terms and provisions of the common, collective, pooled trust fund or money market fund which contemplate the commingling for investment purposes of such trust assets with trust assets of other trusts. The Trustee may transfer any part of the Trust Fund intended for temporary investment of cash balances to a money market fund maintained by THE LORAIN NATIONAL BANK or its affiliates. The Trustee may withdraw from such common, collective, pooled trust fund or money market fund all or such part of the Trust Fund as the Trustee may deem advisable.

7.3     OTHER POWERS OF THE TRUSTEE

          The Trustee, in addition to all powers and authorities under common law, statutory authority, including the Act, and other provisions of the Plan, shall have the following powers and authorities, to be exercised in the Trustees sole discretion:

             (a) To purchase, or subscribe for, any securities or other property and to retain the same. In conjunction with the purchase of securities, margin accounts may be opened and maintained;

             (b) To sell, exchange, convey, transfer, grant options to purchase, or otherwise dispose of any securities or other property held by the Trustee, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency, or propriety of any such sale or other disposition, with or without advertisement;

             (c) To vote upon any stocks, bonds, or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to oppose, or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, and to delegate discretionary powers, and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other property. However, the Trustee shall not vote proxies relating to securities for which it has not been assigned full investment management responsibilities. In those cases where another party has such investment authority or discretion, the Trustee will deliver all proxies to said party who will then have full responsibility for voting those proxies;

             (d) To cause any securities or other property to be registered in the Trustee's own name, in the name of one or more of the Trustee's nominees, in a clearing corporation, in a depository, or in book entry form or in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund;

             (e) To borrow or raise money for the purposes of the Plan in such amount, and upon such terms and conditions, as the Trustee shall deem advisable; and for any sum so borrowed, to issue a promissory note as Trustee, and to secure the repayment thereof by pledging all, or any part, of the Trust Fund; and no person lending money to the Trustee shall be bound to see to the application of the money lent or to inquire into the validity, expediency, or propriety of any borrowing;

             (f) To keep such portion of the Trust Fund in cash or cash balances as the Trustee may, from time to time, deem to be in the best interests of the Plan, without liability for interest thereon;

             (g) To accept and retain for such time as the Trustee may deem advisable any securities or other property received or acquired as Trustee hereunder, whether or not such securities or other property would normally be purchased as investments hereunder;

             (h) To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

             (i) To settle, compromise, or submit to arbitration any claims, debts, or damages due or owing to or from the Plan, to commence or defend suits or legal or administrative proceedings, and to represent the Plan in all suits and legal and administrative proceedings;

             (j) To employ suitable agents and counsel and to pay their reasonable expenses and compensation, and such agent or counsel may or may not be agent or counsel for the Employer;

             (k) To apply for and procure from responsible insurance companies, to be selected by the Administrator, as an investment of the Trust Fund such annuity, or other Contracts (on the life of any Participant) as the Administrator shall deem proper; to exercise, at any time or from time to time, whatever rights and privileges may be granted under such annuity, or other Contracts; to collect, receive, and settle for the proceeds of all such annuity or other Contracts as and when entitled to do so under the provisions thereof;

             (1) To invest funds of the Trust in time deposits or savings accounts bearing a reasonable rate of interest or in cash or cash balances without liability for interest thereon, including the specific authority to invest in any type of deposit of the Trustee (or of a financial institution related to a Trustee);

             (m) To invest in Treasury Bills and other forms of United States government obligations;

             (n) To invest in shares of investment companies registered under the Investment Company Act of 1940, including any money market fund advised by or offered through THE LORAIN NATIONAL BANK;

             (o) To sell, purchase and acquire put or call options if the options are traded on and purchased through a national securities exchange registered under the Securities Exchange Act of 1934, as amended, or, if the options are not traded on a national securities exchange, are guaranteed by a member firm of the New York Stock Exchange regardless of whether such options are covered;

             (p) To deposit monies in federally insured savings accounts or certificates of deposit in banks or savings and loan associations including the specific authority to make deposit into any savings accounts or certificates of deposit of the Trustee (or a financial institution related to the Trustee);

             (q) To pool all or any of the Trust Fund, from time to time, with assets belonging to any other qualified employee pension benefit trust created by the Employer or any Affiliated Employer, and to commingle such assets and make joint or common investments and carry joint accounts on behalf of this Plan and Trust and such other trust or trusts, allocating undivided shares or interests in such investments or accounts or any pooled assets of the two or more trusts in accordance with their respective interests;

             (r) To do all such acts and exercise all such rights and privileges, although not specifically mentioned herein, as the Trustee may deem necessary to carry out the purposes of the Plan.

7.4     DUTIES OF THE TRUSTEE REGARDING PAYMENTS

          At the direction of the Administrator, the Trustee shall, from time to time, in accordance with the terms of the Plan, make payments out of the Trust Fund. The Trustee shall not be responsible in any way for the application of such payments.

7.5     TRUSTEE'S COMPENSATION AND EXPENSES AND TAXES

          The Trustee shall be paid such reasonable compensation as set forth in the Trustee's fee schedule (if the Trustee has such a schedule) or as agreed upon in writing by the Employer and the Trustee. However, an individual serving as Trustee who already receives full-time pay from the Employer shall not receive compensation from the Plan. In addition, the Trustee shall be reimbursed for any reasonable expenses, including reasonable counsel fees incurred by it as Trustee. Such compensation and expenses shall be paid from the Trust Fund unless paid or advanced by the Employer. All taxes of any kind whatsoever that may be levied or assessed under existing or future laws upon, or in respect of, the Trust Fund or the income thereof, shall be paid from the Trust Fund.

7.6     ANNUAL REPORT OF THE TRUSTEE

             (a) Within a reasonable period of time after the later of the Anniversary Date or receipt of the Employer contribution for each Plan Year, the Trustee, or its agent, shall furnish to the Employer and Administrator a written statement of account with respect to the Plan Year for which such contribution was made setting forth:

             (1)  the net income, or loss, of the Trust Fund;

             (2) the gains, or losses, realized by the Trust Fund upon sales or other disposition of the assets;

             (3)  the increase, or decrease, in the value of the Trust Fund;

             (4)  all payments and distributions made from the Trust Fund;
             and

             (5)  such further information as the Trustee and/or
             Administrator deems appropriate.

             (b) The Employer, promptly upon its receipt of each such statement of account, shall acknowledge receipt thereof in writing and advise the Trustee and/or Administrator of its approval or disapproval thereof. Failure by the Employer to disapprove any such statement of account within thirty (30) days after its receipt thereof shall be deemed an approval thereof. The approval by the Employer of any statement of account shall be binding on the Employer and the Trustee as to all matters contained in the statement to the same extent as if the account of the Trustee had been settled by judgment or decree in an action for a judicial settlement of its account in a court of competent jurisdiction in which the Trustee, the Employer and all persons having or claiming an interest in the Plan were parties. However, nothing contained in this Section shall deprive the Trustee of its right to have its accounts judicially settled if the Trustee so desires.

7.7     AUDIT

             (a) If an audit of the Plan's records shall be required by the Act and the regulations thereunder for any Plan Year, the Administrator shall direct the Trustee to engage on behalf of all Participants an independent qualified public accountant for that purpose. Such accountant shall, after an audit of the books and records of the Plan in accordance with generally accepted auditing standards, within a reasonable period after the close of the Plan Year, furnish to the Administrator and the Trustee a report of the audit setting forth the accountant's opinion as to whether any statements, schedules or lists that are required by Act Section 103 or the Secretary of Labor to be filed with the Plan's annual report, are presented fairly in conformity with generally accepted accounting principles applied consistently.

             (b) All auditing and accounting fees shall be an expense of and may, at the election of the Employer, be paid from the Trust Fund.

             (c) If some or all of the information necessary to enable the Administrator to comply with Act Section 103 is maintained by a bank, insurance company, or similar institution, regulated, supervised, and subject to periodic examination by a state or federal agency, then it shall transmit and certify the accuracy of that information to the Administrator as provided in Act Section 103(b) within one hundred twenty (120) days after the end of the Plan Year or such other date as may be prescribed under regulations of the Secretary of Labor.

7.8     RESIGNATION, REMOVAL AND SUCCESSION OF TRUSTEE

             (a) Unless otherwise agreed to by both the Trustee and the Employer, a Trustee may resign at any time by delivering to the Employer, at least thirty (30) days before its effective date, a written notice of resignation.

             (b) Unless otherwise agreed to by both the Trustee and the Employer, the Employer may remove a Trustee at any time by delivering to the Trustee, at least thirty (30) days before its effective date, a written notice of such Trustee's removal.

             (c) Upon the death, resignation, incapacity, or removal of any Trustee, a successor may be appointed by the Employer; and such successor, upon accepting such appointment in writing and delivering same to the Employer, shall, without further act, become vested with all the powers and responsibilities of the predecessor as if such successor had been originally named as a Trustee herein. Until such a successor is appointed, the remaining Trustee or Trustees shall have full authority to act under the terms of the Plan.

             (d) The Employer may designate one or more successors prior to the death, resignation, incapacity, or removal of a Trustee. In the event a successor is so designated by the Employer and accepts such designation, the successor shall, without further act, become vested with all the powers and responsibilities of the predecessor as if such successor had been originally named as Trustee herein immediately upon the death, resignation, incapacity, or removal of the predecessor.

             (e) Whenever any Trustee hereunder ceases to serve as such, the Trustee shall furnish to the Employer and Administrator a written statement of account with respect to the portion of the Plan Year during which the individual or entity served as Trustee. This statement shall be either (i) included as part of the annual statement of account for the Plan Year required under Section 7.6 or (ii) set forth in a special statement. Any such special statement of account should be rendered to the Employer no later than the due date of the annual statement of account for the Plan Year. The procedures set forth in Section 7.6 for the approval by the Employer of annual statements of account shall apply to any special statement of account rendered hereunder and approval by the Employer of any such special statement in the manner provided in
          Section 7.6 shall have the same effect upon the statement as the Employer's approval of an annual statement of account. No successor to the Trustee shall have any duty or responsibility to investigate the acts or transactions of any predecessor who has rendered all statements of account required by Section 7.6 and this subparagraph.

7.9     TRANSFER OF INTEREST

          Notwithstanding any other provision contained in this Plan, the Trustee at the direction of the Administrator shall transfer the Vested interest, if any, of a Participant to another trust forming part of a pension, profit sharing or stock bonus plan maintained by such

Participant's new employer and represented by said employer in writing as meeting the requirements of Code Section 401(a), provided that the trust to which such transfers are made permits the transfer to be made.

7.10    TRUSTEE INDEMNIFICATION

          The Employer agrees to indemnify and hold harmless the Trustee against any and all claims, losses, damages, expenses and liabilities the Trustee may incur in the exercise and performance of the Trustee's power and duties hereunder, unless the same are determined to be due to gross negligence or willful misconduct.

7.11    DIRECT ROLLOVER

             (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a "distributee's" election under this Section, a "distributee" may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an "eligible rollover distribution" that is equal to at least $500 paid directly to an "eligible retirement plan" specified by the "distributee" in a "direct rollover."

             (b) For purposes of this Section the following definitions shall apply:

             (1) An "eligible rollover distribution" is any distribution of all or any portion of the balance to the credit of the "distributee," except that an "eligible rollover distribution" does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the "distributee" or the joint lives (or joint life expectancies) of the "distributee" and the "distributee's" designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); the portion of any other distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); any hardship distribution described in Code Section 401(k)(2)(B)(i)(IV); and any other distribution that is reasonably expected to total less than $200 during a year.

             (2) An "eligible retirement plan" is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the "distributee's" "eligible rollover distribution." However, in the case of an "eligible rollover distribution" to the surviving spouse, an "eligible retirement plan" is an individual retirement account or individual retirement annuity.

             (3) A "distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the

             Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are "distributees" with regard to the interest of the spouse or former spouse.

             (4) A "direct rollover" is a payment by the Plan to the "eligible retirement plan" specified by the "distributee."

                                 ARTICLE VIII
                                PLAN AMENDMENT

8.1     AMENDMENT

             (a) The Employer shall have the right at any time to amend this Plan subject to the limitations of this Section. However, any amendment which affects the rights, duties or responsibilities of the Trustee or Administrator may only be made with the Trustee's or Administrator's written consent. Any such amendment shall become effective as provided therein upon its execution. The Trustee shall not be required to execute any such amendment unless the amendment affects the duties of the Trustee hereunder.

             (b) No amendment to the Plan shall be effective if it authorizes or permits any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to any purpose other than for the exclusive benefit of the Participants or their Beneficiaries or estates; or causes any reduction in the Accrued Benefit of any Participant (except to the extent permitted under Code Section 412(c)(8) or the Retirement Protection Act of 1994); or causes or permits any portion of the Trust Fund to revert to or become property of the Employer.

             (c) Except as permitted by Regulations, no Plan amendment or transaction having the effect of a Plan amendment (such as a merger, plan transfer or similar transaction) shall be effective to the extent it eliminates or reduces any "Section 41l(d)(6) protected benefit" or adds or modifies conditions relating to "Section 411(d)(6) protected benefits" which results in a further restriction on such benefit unless such "Section 411(d)(6) protected benefits" are preserved with respect to benefits accrued as of the later of the adoption date or effective date of the amendment. "Section 411(d)(6) protected benefits" are benefits described in Code Section 411(d)(6)(A), early retirement benefits and retirement-type subsidies, and optional forms of benefit.

             (d) If this Plan is amended and an effect of such amendment is to increase current liability (as defined in Code Section 401(a)(29)(E)) under the Plan for a Plan Year, and the funded current liability percentage of the Plan for the Plan Year in which the amendment takes effect is less than sixty percent (60%), including the amount of the unfunded current liability under the Plan attributable to the amendment, the amendment shall not take effect until the Employer (or any member of a controlled group which includes the Employer) provides security to the Plan. The form and amount of such security shall satisfy the requirements of Code Section 401 (a)(29)(B) and
          (C). Such security may be released provided the requirements of Code Section 40l(a)(29)(D) are satisfied.

                                   ARTICLE IX
                                PLAN TERMINATION

9.1     TERMINATION

             (a) The Employer shall have the right to terminate the Plan by delivering to the Trustee and Administrator written notice of such termination. However, any termination (other than a partial termination or an involuntary termination pursuant to Act Section
          4042) must satisfy the requirements and follow the procedures outlined herein and in Act Section 4041 for a Standard Termination or a Distress Termination. Upon any termination (full or partial), all amounts shall be allocated in accordance with the provisions hereof and the Accrued Benefit, to the extent funded as of such date, of each affected Participant shall become fully Vested and shall not thereafter be subject to forfeiture. However, Participants who were not fully Vested at the time they received a complete distribution of their benefits prior to the date of termination, shall not become entitled to any additional benefits on account of Plan termination. The preceding sentence does not apply to Participants affected by a partial termination by operation of law.

             (b)  Standard Termination Procedure --

             (1) The Administrator shall first notify all "affected parties" (as defined in Act Section 4001(a)(21)) of the Employer's intention to terminate the Plan and the proposed date of termination. Such termination notice must be provided at least sixty (60) days prior to the proposed termination date. However, in the case of a standard termination, it shall not be necessary to provide such notice to the Pension Benefit Guaranty Corporation (PBGC). As soon as practicable after the termination notice is given, the Administrator shall provide a follow-up notice to the PBGC setting forth the following:

                  (i)   a certification of an enrolled actuary of the
                   projected amount of the assets of the Plan as of the proposed date of final distribution of assets, the actuarial present value of the "benefit liabilities" (as defined in Act Section 4001(a)(16)) under the Plan as of the proposed termination date, and confirmation that the Plan is projected to be sufficient for such "benefit liabilities" as of the proposed date of final distribution;

                   (ii) a certification by the Administrator that the information provided to the PBGC and upon which the enrolled actuary based the certification is accurate and complete; and

                  (iii) such other information as the PBGC may prescribe by regulation.

             The certification of the enrolled actuary and of the Administrator shall not be applicable in the case of a plan funded exclusively by individual insurance contracts.

             (2) No later than the date on which the follow-up notice is sent to the PBGC, the Administrator shall provide all Participants and Beneficiaries under the Plan with an explanatory statement specifying each such person's "benefit liabilities," the benefit form on the basis of which such amount is determined, and any additional information used in determining "benefit liabilities" that may be required pursuant to regulations promulgated by the PBGC.

             (3) A standard termination may only take place if at the time the final distribution of assets occurs, the Plan is sufficient to meet all "benefit liabilities" determined as of the termination date.

             (c)  Distress Termination Procedure --

             (1) The Administrator shall first notify all "affected parties" of the Employer's intention to terminate the Plan and the proposed date of termination. Such termination notice must be provided at least sixty (60) days prior to the proposed termination date. As soon as practicable after the termination notice is given, the Administrator shall also provide a follow-up notice to the PBGC setting forth the following:

                  (i) a certification of an enrolled actuary of the amount, as of the proposed termination date, of the current value of the assets of the Plan, the actuarial present value (as of such date) of the "benefit liabilities" under the Plan, whether the Plan is sufficient for "benefit liabilities" as of such date, the actuarial present value (as of such date) of benefits under the Plan guaranteed under Act Section 4022, and whether the Plan is sufficient for guaranteed benefits as of such date;

                  (ii) in any case in which the Plan is not sufficient for "benefit liabilities" as of such date, the name and address of each Participant and Beneficiary under the Plan as of such date;

                  (iii) a certification by the Administrator that the information provided to the PBGC and upon which the enrolled actuary based the certification is accurate and complete; and

                  (iv) such other information as the PBGC may prescribe by regulation.

             The certification of the enrolled actuary and of the Administrator shall not be applicable in the case of a plan funded exclusively by individual insurance contracts.

             (2)  A distress termination may only take place if:

                  (i) the Employer demonstrates to the PBGC that such termination is necessary to enable the Employer to pay its debts while staying in business, or to avoid unreasonably burdensome pension costs caused by a decline in the Employer's work force;

                  (ii) the Employer is the subject of a petition seeking liquidation in a bankruptcy or insolvency proceeding which has not been dismissed as of the proposed termination date; or

                  (iii) the Employer is the subject of a petition seeking reorganization in a bankruptcy or insolvency proceeding which has not been dismissed as of the proposed termination date, and the bankruptcy court (or such other appropriate court) approves the termination and determines that the Employer will be unable to continue in business outside a Chapter 11 reorganization process and that such termination is necessary to enable the Employer to pay its debts pursuant to a plan of reorganization.

             (d) Priority and Payment of Benefits: In the case of a distress termination, upon approval by the PBGC that the Plan is sufficient for "benefit liabilities" or for "guaranteed benefits," or in the case of a standard termination, a letter of non-compliance has not been issued within the sixty (60) day period (as extended) following the receipt by the PBGC of the follow-up notice, the Administrator shall allocate the assets of the Plan among Participants and Beneficiaries pursuant to Act Section 4044(a). As soon as practicable thereafter, the assets of the Trust shall be distributed to the Participants and Beneficiaries, in cash or through the purchase of irrevocable commitments from an insurer, in a manner consistent with Section 5.7. However, if all liabilities with respect to Participants and Beneficiaries under the Plan have been satisfied and there remains a balance in the Trust due to erroneous actuarial computation, such balance, if any, shall be reallocated to the Participants in a nondiscriminatory manner. In the case of a distress termination in which the PBGC is unable to determine that the Plan is sufficient for guaranteed benefits, the assets of the Plan shall only be distributed in accordance with proceedings instituted by the PBGC.

             (e) The termination of the Plan shall comply with such other requirements and rules as may be promulgated by the PBGC under authority of Title IV of the Act, including any rules relating to time periods or deadlines for providing notice or for making a necessary filing.

9.2     LIMITATION OF BENEFITS ON PLAN TERMINATION

          In the event of Plan termination, the benefit of any Highly Compensated Participant or any highly compensated former employee shall be limited to a benefit that is nondiscriminatory under Code Section 401(a)(4).

                                 ARTICLE X
              MERGER, CONSOLIDATION OR TRANSFER OF ASSETS

10.1    REQUIREMENTS

          Before this Plan can be merged or consolidated with any other qualified plan or its assets or liabilities transferred to any other qualified plan, the Administrator must secure (and file with the Secretary of Treasury at least thirty (30) days beforehand) a certification from a government-enrolled actuary that the benefits which would be received by a Participant of this Plan, in the event of a termination of the Plan immediately after such transfer, merger or consolidation, are at least equal to the benefits the Participant would have received if the Plan had terminated immediately before the transfer, merger or consolidation, and such transfer, merger or consolidation does not otherwise result in the elimination or reduction of any "Section 411(d)(6) protected benefits" as described in Section 8.1.

                                     ARTICLE XI
                                      TOP HEAVY

11.1    TOP HEAVY PLAN REQUIREMENTS

          For any Top Heavy Plan Year, the Plan shall provide the special vesting requirements of Code Section 416(b) pursuant to Section 5.6 of the Plan and the special minimum benefit requirements of Code Section 416(c) pursuant to Section 5.2 of the Plan.

11.2    DETERMINATION OF TOP HEAVY STATUS

             (a) This Plan shall be a Top Heavy Plan for any Plan Year in which, as of the Determination Date, (1) the Present Value of Accrued Benefits of Key Employees and (2) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds sixty percent (60%) of the Present Value of Accrued Benefits and the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group.

                  If any Participant is a Non-Key Employee for any Plan Year, but such Participant was a Key Employee for any prior Plan Year, such Participant's Present Value of Accrued Benefit and/or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a Top Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top Heavy Group). In addition, if a Participant or Former Participant has not performed any services for any Employer maintaining the Plan at any time during the five year period ending on the Determination Date, any accrued benefit for such Participant or Former Participant shall not be taken into account for the purposes of determining whether this Plan is a Top Heavy Plan.

             (b) Aggregate Account: A Participant's Aggregate Account as of the Determination Date shall be determined under applicable provisions of the defined contribution plan used in determining Top Heavy Plan status.

             (c) "Aggregation Group" means either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined.

             (1) Required Aggregation Group: In determining a Required Aggregation Group hereunder, each plan of the Employer in which a Key Employee is a participant in the Plan Year containing the Determination Date or any of the four preceding Plan Years, and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group.

             In the case of a Required Aggregation Group, each plan in the group will be considered a Top Heavy Plan if the Required Aggregation Group is a Top Heavy Group. No plan in the Required Aggregation Group will be considered a Top Heavy Plan if the Required Aggregation Group is not a Top Heavy Group.

             (2) Permissive Aggregation Group: The Employer may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Sections 401(a)(4) and 410. Such group shall be known as a Permissive Aggregation Group.

             In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is a Top Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

             (3) Only those plans of the Employer in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top Heavy Plans.

             (4) An Aggregation Group shall include any terminated plan of the Employer if it was maintained within the last five (5) years ending on the Determination Date.

             (d) "Determination Date" means (a) the last day of the preceding Plan Year, or (b) in the case of the first Plan Year, the last day of such Plan Year.

             (e) Present Value of Accrued Benefit: In the case of a defined benefit plan, a Participant's Present Value of Accrued Benefit shall be determined:

             (1) in the case of a Participant other than a Key Employee, using the single accrual method used for all plans of the Employer and Affiliated Employers, or if no such single method exists, using a method which results in benefits accruing not more rapidly than the slowest accrual rate permitted under Code
             Section 41l(b)(1)(C).

             (2) as of the most recent "actuarial valuation date," which is the most recent valuation date within a twelve (12) month period ending on the Determination Date.

             (3) for the first Plan Year, as if (a) the Participant terminated service as of the Determination Date; or (b) the Participant terminated service as of the actuarial valuation date, but taking into account the estimated Accrued Benefits as of the Determination Date.

             (4) for the second Plan Year, the Accrued Benefit taken into account for a current Participant must not be less than the Accrued Benefit taken into account for the first Plan Year unless the difference is attributable to using an estimate of the Accrued Benefit as of the Determination Date for the first Plan Year and using the actual Accrued Benefit for the second Plan Year.

             (5) for any other Plan Year, as if the Participant terminated service as of the actuarial valuation date.

             (6) the actuarial valuation date must be the same date used for computing the defined benefit plan minimum funding costs, regardless of whether a valuation is performed that Plan Year.

             (7)  by not taking into account proportional subsidies.

             (8)  by taking into account nonproportional subsidies.

             (f) The calculation of a Participant's Present Value of Accrued Benefit as of a Determination Date shall be the sum of:

             (1) the Present Value of Accrued Benefit using the actuarial assumptions of Section 1.3, which assumptions shall be identical for all defined benefit plans being tested for Top Heavy Plan status.

             (2) any Plan distributions made within the Plan Year that includes the Determination Date or within the four (4) preceding Plan Years. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for top heavy purposes to the extent that such distributions are already included in the Participant's Present Value of Accrued Benefit as of the valuation date. Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984, and distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group, will be counted. Further, benefits paid on account of death, to the extent such benefits do not exceed the Present Value of Accrued Benefits existing immediately prior to death, shall be treated as distributions for the purposes of this paragraph.

             (3) any Employee contributions, whether voluntary or mandatory. However, amounts attributable to tax deductible Qualified Voluntary Employee Contributions shall not be considered to be a part of the Participant's Present Value of Accrued Benefit.

             (4) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides the rollovers or plan-to-plan transfers, it shall always consider such rollovers or plan-to-plan transfers as a distribution for the purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers accepted after December 31, 1983, as part of the Participant's Present Value of Accrued Benefit.

             (5) with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides the rollovers or plan-to-plan transfers, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall consider such rollovers or plan-to-plan transfers as part of the Participant's Present Value of Accrued Benefit, irrespective of the date on which such rollovers or plan-to-plan transfers are accepted.

             (6) for the purposes of determining whether two employers are to be treated as the same employer in (4) and (5) above, all employers aggregated under Code Section 414(b), (c), (m) or
             (o) are treated as the same employer.

             (g) "Top Heavy Group" means an Aggregation Group in which, as of the Determination Date, the sum of:

             (1) the Present Value of Accrued Benefits of Key Employees under all defined benefit plans included in the group, and

             (2) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group, exceeds sixty percent (60%) of a similar sum determined for all Participants.

                                  ARTICLE XII
                                 MISCELLANEOUS

12.1    PARTICIPANT'S RIGHTS

          This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon the Employee as a Participant of this Plan.

12.2    ALIENATION

             (a) Subject to the exceptions provided below, and as otherwise permitted by the Code and the Act, no benefit which shall be payable out of the Trust Fund to any person (including a Participant or the Participant's Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized by the Trustee, except to such extent as may be required by law.

             (b) Subsection (a) shall not apply to a "qualified domestic relations order" defined in Code Section 414(p), and those other domestic relations orders permitted to be so treated by the Administrator under the provisions of the Retirement Equity Act of 1984. The Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a "qualified domestic relations order," a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes under the Plan.

             (c) Subsection (a) shall not apply to an offset to a Participant's accrued benefit against an amount that the Participant is ordered or required to pay the Plan with respect to a judgment, order, or decree issued, or a settlement entered into, on or after August 5, 1997, in accordance with Code Sections 40l(a)(13)(C) and (D). In a case in which the survivor annuity requirements of Code Section

          401(a)(11) apply with respect to distributions from the Plan to the Participant, if the Participant has a spouse at the time at which the offset is to be made:

             (1) either such spouse has consented in writing to such offset and such consent is witnessed by a notary public or representative of the Plan (or it is established to the satisfaction of a Plan representative that such consent may not be obtained by reason of circumstances described in Code Section 417(a)(2)(B)), or an election to waive the right of the spouse to either a qualified joint and survivor annuity or a qualified pre-retirement survivor annuity is in effect in accordance with the requirements of Code Section 417(a),

             (2) such spouse is ordered or required in such judgment, order, decree or settlement to pay an amount to the Plan in connection with a violation of fiduciary duties, or

             (3) in such judgment, order, decree or settlement, such spouse retains the right to receive the survivor annuity under a qualified joint and survivor annuity provided pursuant to Code
             Section 401(a)(11)(A)(i) and under a qualified pre-retirement survivor annuity provided pursuant to Code Section 401(a)(11)(A)(ii).

12.3    CONSTRUCTION OF PLAN

          This Plan and Trust shall be construed and enforced according to the Code, the Act and the laws of the State of Ohio, other than its laws respecting choice of law, to the extent not pre-empted by the Act.

12.4    GENDER AND NUMBER

          Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

12.5    LEGAL ACTION

          In the event any claim, suit, or proceeding is brought regarding the Trust and/or Plan established hereunder to which the Trustee, the Employer or the Administrator may be a party, and such claim, suit, or proceeding is resolved in favor of the Trustee, the Employer or the Administrator, they shall be entitled to be reimbursed from the Trust Fund for any and all costs, attorney's fees, and other expenses pertaining thereto incurred by them for which they shall have become liable.

12.6    PROHIBITION AGAINST DIVERSION OF FUNDS

             (a) Except as provided below and otherwise specifically permitted by law, it shall be impossible by operation of the Plan or of the Trust, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of any Trust Fund maintained pursuant to the Plan or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of Participants, Former Participants, or their Beneficiaries.

             (b) In the event the Employer shall make an excessive contribution under a mistake of fact pursuant to Act Section 403(c)(2)(A), the Employer may demand repayment of such excessive contribution at any time within one (1) year following the time of payment and the Trustees shall return such amount to the Employer within the one (1) year period. Earnings of the Plan attributable to the contributions may not be returned to the Employer but any losses attributable thereto must reduce the amount so returned.

12.7    EMPLOYER'S AND TRUSTEE'S PROTECTIVE CLAUSE

          The Employer, Administrator and Trustee, and their successors, shall not be responsible for the validity of any Contract issued hereunder or for the failure on the part of the insurer to make payments provided by any such Contract, or for the action of any person which may delay payment or render a Contract null and void or unenforceable in whole or in part.

12.8    INSURER'S PROTECTIVE CLAUSE

          Except as otherwise agreed upon in writing between the Employer and the insurer, an insurer which issues any Contracts hereunder shall not have any responsibility for the validity of this Plan or for the tax or legal aspects of this Plan. The insurer shall be protected and held harmless in acting in accordance with any written direction of the Trustee, and shall have no duty to see to the application of any funds paid to the Trustee, nor be required to question any actions directed by the Trustee. Regardless of any provision of this Plan, the insurer shall not be required to take or permit any action or allow any benefit or privilege contrary to the terms of any Contract which it issues hereunder, or the rules of the insurer.

12.9    RECEIPT AND RELEASE FOR PAYMENTS

          Any payment to any Participant, the Participant's legal representative, Beneficiary, or to any guardian or committee appointed for such Participant or Beneficiary in accordance with the provisions of the Plan, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Trustee and the Employer, either of whom may require such Participant, legal representative, Beneficiary, guardian or committee, as a condition precedent to such payment, to execute a receipt and release thereof in such form as shall be determined by the Trustee or Employer.

12.10   ACTION BY THE EMPLOYER

          Whenever the Employer under the terms of the Plan is permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.

12.11   NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY

          The "named Fiduciaries" of this Plan are (1) the Employer, (2) the Administrator, (3) the Trustee, and (4) any Investment Manager appointed hereunder. The named Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under the Plan, including, but not limited to, any agreement allocating or delegating their responsibilities, the terms of which are incorporated herein by reference. In general, the Employer shall have the sole responsibility for making the contributions provided for under Section 4.1; and shall have the authority to appoint and remove the Trustee and the Administrator; to formulate the Plan's "funding policy and method"; and to amend or terminate, in whole or in part, the Plan. The Administrator shall have the sole responsibility for the administration of the Plan, including, but not limited to, the items specified at Article II of the Plan, as the same may be allocated or delegated thereunder. The Trustee shall have the sole responsibility of management of the assets held under the Trust, except to the extent directed pursuant to Article II or with respect to those assets, the management of which has been assigned to an Investment Manager, who shall be solely responsible for the management of the assets assigned to it, all as specifically provided in the Plan. Each named Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan, authorizing or providing for such direction, information or action. Furthermore, each named Fiduciary may rely upon any such direction, information or action of another named Fiduciary as being proper under the Plan, and is not required under the Plan to inquire into the propriety of any such direction, information or action. It is intended under the Plan that each named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan as specified or allocated herein. No named Fiduciary shall guarantee the Trust Fund in any manner against investment loss or depreciation in asset value. Any person or group may serve in more than one Fiduciary capacity.

12.12   HEADINGS

          The headings and subheadings of this Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

12.13   APPROVAL BY INTERNAL REVENUE SERVICE

          Notwithstanding anything herein to the contrary, if, pursuant to an application for qualification filed by or on behalf of the Plan by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date that the Secretary of the Treasury may prescribe, the Commissioner of Internal Revenue Service or the Commissioner's delegate should determine that the Plan does not initially qualify as a tax-exempt plan under Code Sections 401 and 501, and such determination is not contested, or if contested, is finally upheld, then if the Plan is a new plan, it shall be void ab initio and all amounts contributed to the Plan by the Employer, less expenses paid, shall be returned within one (1) year and the Plan shall terminate, and the Trustee shall be discharged from all further obligations. If the disqualification relates to an amended plan, then the Plan shall operate as if it had not been amended.

12.14   UNIFORMITY

          All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner. In the event of any conflict between the terms of this Plan and any Contract purchased hereunder, the Plan provisions shall control.

12.15   INTERPRETATION OF AGREEMENT

             (a) The Employer established this Plan effective March 1, 1962. The Employer froze the benefits under the Plan as of December 31, 2002, and directed that the Trust created by this Agreement be continued and that distribution of benefits to Participants be made at such time and in such manner as though the Plan had not frozen benefit accruals.

             (b) The Plan is being amended and restated as of January 1, 2001 in order to maintain its qualified status under the Code and the Act.

             (c) All provisions of the Plan shall be construed and interpreted in a manner consistent with the freezing of benefit accruals under the Plan as of December 31, 2002.

          IN WITNESS WHEREOF, this Plan has been executed the day and year first above written.

Signed, sealed, and delivered
in the presence of:

                                           The Lorain National Bank


/s/Ann E. Koler                            By /s/Gary C Smith
______________________________               ____________________________
                                             Employer

/s/Terry White
______________________________
WITNESSES AS TO EMPLOYER


                                           The Lorain National Bank


/s/Ann E. Koler                            By /s/Gary C. Smith
______________________________               ____________________________
                                             Trustee
/s/Terry White
______________________________
WITNESSES AS TO TRUSTEE



                                           ATTEST /s/Gregory D. Friedman
                                                 ________________________

                        AMENDMENT OF THE PLAN FOR EGTRRA,
                           REVENUE RULING 2001-62 AND
                           REVENUE PROCEDURE 2002-29

                           AMENDMENT NUMBER ONE TO
                           THE LORAIN NATIONAL BANK
                           RETIREMENT PENSION PLAN

                        AMENDMENT OF THE PLAN FOR EGTRRA,
                          REVENUE RULING 2001-62 AND
                          REVENUE PROCEDURE 2002-29

                           AMENDMENT NUMBER ONE TO
                           THE LORAIN NATIONAL BANK
                           RETIREMENT PENSION PLAN

          BY THIS AGREEMENT, THE LORAIN NATIONAL BANK RETIREMENT PENSION PLAN (herein referred to as the Plan) is hereby amended as follows:

                                  ARTICLE I
                                  PREAMBLE

1.1 Adoption and effective date of amendment. This amendment of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), the model amendment of Revenue Ruling 2001-62 and the model amendment of Revenue Procedure 2002-29. This amendment is intended as good faith compliance with the requirements of EGTRRA, the model amendment of Revenue Ruling 2001-62 and the model amendment of Revenue Procedure 2002-29 and is to be construed in accordance with EGTRRA, the model amendment of Revenue Ruling 2001-62 and the model amendment of Revenue Procedure 2002-29 and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first Plan Year beginning after December 31, 2001.

1.2 Supersession of inconsistent provisions. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

                                  ARTICLE II
                          LIMITATIONS ON BENEFITS

2.1 Effective date. This Article shall be effective for "limitation years" ending after December 31, 2001.

2.2 Effect on Participants. Benefit increases resulting from the increase in the limitations of Code Section 415(b) will be provided to all current and former Participants (with benefits limited by Code Section 415(b)) who have an Accrued Benefit under the Plan immediately prior to the effective date of this Article (other than an Accrued Benefit resulting from a benefit increase solely as a result of the increases in limitations under Code Section 415(b)).

2.3       Definitions.

             (a) Defined benefit dollar limitation. The defined benefit dollar limitation is $160,000, as adjusted, effective January 1 of each year, under Code Section 415(d) in such manner as the

          Secretary shall prescribe, and payable in the form of a straight life annuity. A limitation as adjusted under Code Section 415(d) will apply to "limitation


                                    1
          years" ending with or within the calendar year for which the adjustment applies.

             (b) Maximum permissible benefit. The maximum permissible benefit is the lesser of the defined benefit dollar limitation or the defined benefit compensation limitation (both adjusted where required, as provided in (1) and, if applicable, in (2) or (3) below).

             (1) If the Participant has fewer than 10 years of participation in the Plan, the defined benefit dollar limitation shall be multiplied by a fraction, (i) the numerator of which is the number of years (or part thereof) of participation in the Plan and (ii) the denominator of which is 10. In the case of a Participant who has fewer than 10 years of service with the employer, the defined benefit compensation limitation shall be multiplied by a fraction, (i) the numerator of which is the number of years (or part thereof) of service with the employer and (ii) the denominator of which is 10.

             (2) If the benefit of a Participant begins prior to age 62, the defined benefit dollar limitation applicable to the Participant at such earlier age is an annual benefit payable in the form of a straight life annuity beginning at the earlier age that is the actuarial equivalent of the defined benefit dollar limitation applicable to the Participant at age 62 (adjusted under (1) above, if required). The defined benefit dollar limitation applicable at an age prior to age 62 is determined as the lesser of(i) the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using the interest rate and mortality table (or other tabular factor) specified in Section 6.3(a) p.44 of the Plan and (ii) the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using a 5 percent interest rate and the applicable mortality table as defined in Section 6.3(a) p.44 of the Plan. Any decrease in the defined benefit dollar limitation determined in accordance with this paragraph (2) shall not reflect a mortality decrement if benefits are not forfeited upon the death of the Participant. If any benefits are forfeited upon death, the full mortality decrement is taken into account.

             (3) If the benefit of a Participant begins after the Participant attains age 65, the defined benefit dollar limitation applicable to the Participant at the later age is the annual benefit payable in the form of a straight life annuity beginning at the later age that is actuarially equivalent to the defined benefit dollar limitation applicable to the Participant at age 65 (adjusted under (1) above, if required). The actuarial equivalent of the defined benefit dollar limitation applicable at an age after age 65 is determined as (i) the lesser of the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using the interest rate and mortality table (or other tabular factor) specified in Section 6.3(b) p.44 of the Plan and (ii) the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using a 5 percent interest rate assumption and the applicable mortality table as defined in Section 6.3(b) p.44 of the Plan. For these purposes, mortality between age 65 and the age at which benefits commence shall be ignored.


                                     2

                                  ARTICLE III
                        INCREASE IN COMPENSATION LIMIT

3.1 Increase in limit. The annual Compensation of each Participant taken into account in determining benefit accruals in any Plan Year beginning after December 31, 2001, shall not exceed $200,000. Annual Compensation means Compensation during the Plan Year or such other consecutive 12-month period over which Compensation is otherwise determined under the Plan (the determination period). For purposes of determining benefit accruals in a Plan Year beginning after December 31, 2001, Compensation for any prior determination period shall be limited to $150,000 for any determination period beginning in 1996 or earlier; $160,000 for any determination period beginning in 1997, 1998, or 1999; and $170,000 for any determination period beginning in 2000 or 2001.

3.2 Cost-of-living adjustment. The $200,000 limit on annual Compensation in Section 3.1 above shall be adjusted for cost-of-living increases in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the determination period that begins with or within such calendar year.

                                 ARTICLE IV
                       MODIFICATION OF TOP-HEAVY RULES

4.1 Effective date. This Article shall apply for purposes of determining whether the Plan is a Top Heavy plan under Code Section 416(g) for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Code Section 416(c) for such years. This Article amends Article XI of the Plan.

4.2       Determination of top-heavy status.

             (a) Key Employee. Key Employee means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was an officer of the Employer having annual Compensation greater than $130,000 (as adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2002), a 5-percent owner of the Employer, or a 1-percent owner of the Employer having annual Compensation of more than $150,000. For this purpose, annual Compensation means compensation within the meaning of Code Section 415(c)(3). The determination of who is a Key Employee will be made in accordance with Code Section 416(i)(l) and the applicable regulations and other guidance of general applicability issued thereunder.

             (b)  Determination of present values and amounts. This section
          (b) shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of Employees as of the determination date.

             (1) Distributions during year ending on the determination date. The present values of accrued benefits and the amounts of account balances of an Employee as of the determination date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Code Section 416(g)(2) during the 1-year period ending on the


                                          3
             determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code
             Section 416(g)(2)(A)(i). In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

             (2) Employees not performing services during year ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for the Employer during the 1-year period ending on the determination date shall not be taken into account.

4.3 Minimum benefits. For purposes of satisfying the minimum benefit requirements of Code Section 416(c)(1) and the Plan, in determining years of service with the Employer, any service with the Employer shall be disregarded to the extent that such service occurs during a Plan Year when the Plan benefits (within the meaning of Code Section 410(b)) no Key Employee or former Key Employee.

                                    ARTICLE V
                   DIRECT ROLLOVERS OF PLAN DISTRIBUTIONS

5.1 Effective date. This Article shall apply to distributions made after December 31, 2001.

5.2 Modification of definition of eligible retirement plan. For purposes of the direct rollover provisions in Section 7.11 p.52 of the Plan, an eligible retirement plan shall also mean an annuity contract described in Code Section 403(b) and an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Code Section 414(p).

                                     ARTICLE VI
                     MODEL AMENDMENT UNDER REVENUE RULING 2001-62
                            APPLICABLE MORTALITY TABLE

6.1 Effective date. This Article shall apply to distributions with Annuity Starting Dates on or after December 31, 2002.

6.2 Notwithstanding any other Plan provisions to the contrary, the Applicable Mortality Table used for purposes of adjusting any benefit or limitation under Code Section 415(b)(2)(B), (C), or (D) as set forth in

Section 6.3 p.43 of the Plan and the Applicable Mortality Table used for purposes of satisfying the requirements of Code Section 417(e) as set forth in Section 1.3 p.3 is the table prescribed in Rev. Rul. 2001-62.

6.3 For any distribution with an Annuity Starting Date on or after the effective date of this Article and before the adoption date of this Article, if application of the amendment as of the Annuity Starting Date would have caused a reduction in the amount of any distribution, such reduction is not reflected in any payments made before the adoption date of this Article.


                                   4

However, the amount of any such reduction that is required under Code Section 4l5(b)(2)(B) must be reflected actuarially over any remaining payments to the Participant.

                                   ARTICLE VII
                 MODEL AMENDMENT UNDER REVENUE PROCEDURE 2002-29
                        MINIMUM DISTRIBUTION REQUIREMENTS

7.1       General Rules.

             (a) Effective Date. The provisions of this Article will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year, as well as required minimum distributions for the 2002 distribution calendar year that are made on or after January 1, 2002.

             (b) Coordination with Minimum Distribution Requirements Previously in Effect. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this Article equals or exceeds the required minimum distributions determined under this Article, then no additional distributions will be required to be made for 2002 on or after such date to the distributee. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this Article is less than the amount determined under this Article, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this Article.

             (c) Precedence. The requirements of this Article will take precedence over any inconsistent provisions of the Plan.

             (d) Requirements of Treasury Regulations Incorporated. All distributions required under this Article will be determined and made in accordance with the Treasury regulations under Code Section 401(a)(9).

             (e) TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this Article, other than Section 7.1(d), distributions may be made under a designation made before January 1, 1984, in accordance with section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to section 242(b)(2) of TEFRA.

7.2       Time and Manner of Distribution.

             (a) Required Beginning Date. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's required beginning date.

             (b) Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:


                                     5

             (1) If the Participant's surviving spouse is the Participant's sole designated Beneficiary, then distributions to the surviving spouse will begin by December 31st of the calendar year immediately following the calendar year in which the Participant died, or by December 31st of the calendar year in which the Participant would have attained age 70 1/2, if later.

             (2) If the Participant's surviving spouse is not the Participant's sole designated Beneficiary, then distributions to the designated Beneficiary will begin by December 31st of the calendar year immediately following the calendar year in which the Participant died.

             (3) A designated Beneficiary who is receiving payments under the 5-year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the life expectancy rule for all distribution calendar years before 2004 are distributed by the earlier of December 31, 2003 or the end of the 5-year period.

             (4) If there is no designated Beneficiary as of September 30th of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31st of the calendar year containing the fifth anniversary of the Participant's death.

             (5) If the Participant's surviving spouse is the Participant's sole designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 7.2(b), other than Section 7.2(b)(1), will apply as if the surviving spouse were the Participant.

                   For purposes of this Section 7.2(b) and Section 7.5, distributions are considered to begin on the Participant's required beginning date (or, if Section 7.2(b)(5) applies, the date distributions are required to begin to the surviving spouse under
          Section 7.2(b)(1)). If annuity payments irrevocably commence to the Participant before the Participant's required beginning date (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under Section 7.2(b)(1)), the date distributions are considered to begin is the date distributions actually commence.

             (c) Form of Distribution. Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Sections 7.3, 7.4 and 7.5 of this

          Article. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code
          Section 401(a)(9) and the Treasury regulations. Any part of the Participant's interest which is in the form of an individual account described in Code Section 414(k) will be distributed in a manner satisfying the requirements of Code Section 401(a)(9) and the Treasury regulations that apply to individual accounts.



                                          6

7.3       Determination of Amount to be Distributed Each Year.

             (a) General Annuity Requirements. If the Participant's interest is paid in the form of annuity distributions under the Plan, payments under the annuity will satisfy the following requirements:

             (1) the annuity distributions will be paid in periodic payments made at intervals not longer than one year;

             (2) the distribution period will be over a life (or lives) or over a period certain not longer than the period described in
             Section 7.4 or 7.5;

             (3) once payments have begun over a period certain, the period certain will not be changed even if the period certain is shorter than the maximum permitted;

             (4) payments will either be nonincreasing or increase only as follows:

                  (i) by an annual percentage increase that does not exceed the annual percentage increase in a cost-of-living index that is based on prices of all items and issued by the Bureau of Labor Statistics;

                  (ii) to the extent of the reduction in the amount of the Participant's payments to provide for a survivor benefit upon death, but only if the Beneficiary whose life was being used to determine the distribution period described in Section 7.4 dies or is no longer the Participant's Beneficiary pursuant to a qualified domestic relations order within the meaning of Code Section 414(p);

                  (iii) to provide cash refunds of Employee contributions upon the Participant's death; or

                  (iv) to pay increased benefits that result from a Plan amendment.

             (b) Amount Required to be Distributed by Required Beginning Date. The amount that must be distributed on or before the Participant's required beginning date (or, if the Participant dies before distributions begin, the date distributions are required to begin under Section 7.2(b)(1) or (2)) is the payment that is required for one payment interval. The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year. Payment intervals are the periods for which payments are received, e.g., bi-monthly, monthly, semi-annually, or annually. All of the Participant's benefit accruals as of the last day of the first distribution calendar year will be included in the calculation of the amount of the annuity payments for payment intervals ending on or after the Participant's required beginning date.

             (c) Additional Accruals After First Distribution Calendar Year. Any additional benefits accruing to the Participant in a calendar year after the first distribution calendar year will be distributed beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.


                                        7

7.4 Requirements For Annuity Distributions That Commence During Participant's Lifetime.

             (a) Joint Life Annuities Where the Beneficiary Is Not the Participant's Spouse. If the Participant's interest is being distributed in the form of a joint and survivor annuity for the joint lives of the Participant and a nonspouse Beneficiary, annuity payments to be made on or after the Participant's required beginning date to the designated Beneficiary after the Participant's death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Participant using the table set forth in Q&A-2 of section 1.401(a)(9)-6T of the Treasury regulations. If the form of distribution combines a joint and survivor annuity for the joint lives of the Participant and a nonspouse Beneficiary and a period certain annuity, the requirement in the preceding sentence will apply to annuity payments to be made to the designated Beneficiary after the expiration of the period certain.

             (b) Period Certain Annuities. Unless the Participant's spouse is the sole designated Beneficiary and the form of distribution is a period certain and no life annuity, the period certain for an annuity distribution commencing during the Participant's lifetime may not exceed the applicable distribution period for the Participant under the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury regulations for the calendar year that contains the Annuity Starting Date. If the Annuity Starting Date precedes the year in which the Participant reaches age 70, the applicable distribution period for the Participant is the distribution period for age 70 under the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury regulations plus the excess of 70 over the age of the Participant as of the Participant's birthday in the year that contains the annuity starting date. If the Participant's spouse is the Participant's sole designated Beneficiary and the form of distribution is a period certain and no life annuity, the period certain may not exceed the longer of the Participant's applicable distribution period, as determined under this Section 7.4(b), or the joint life and last survivor expectancy of the Participant and the Participant's spouse as determined under the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the calendar year that contains the Annuity Starting Date.

7.5 Requirements For Minimum Distributions Where Participant Dies Before Date Distributions Begin.

             (a)  Participant Survived by Designated Beneficiary. If the

          Participant dies before the date distribution of his or her interest begins and there is a designated Beneficiary, the Participant's entire interest will be distributed, beginning no later than the time described in Section 7.2(b)(1) or (2), over the life of the designated Beneficiary or over a period certain not exceeding:

             (1) unless the Annuity Starting Date is before the first distribution calendar year, the life expectancy of the designated Beneficiary determined using the Beneficiary's age as of the Beneficiary's birthday in the calendar year immediately following the calendar year of the Participant's death; or


                                      8

             (2) if the Annuity Starting Date is before the first distribution calendar year, the life expectancy of the designated Beneficiary determined using the Beneficiary's age as of the Beneficiary's birthday in the calendar year that contains the Annuity Starting Date.

             (b) No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated Beneficiary as of September 30th of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31st of the calendar year containing the fifth anniversary of the Participant's death.

             (c) Death of Surviving Spouse Before Distributions to Surviving Spouse Begin. If the Participant dies before the date distribution of his or her interest begins, the Participant's surviving spouse is the Participant's sole designated Beneficiary, and the surviving spouse dies before distributions to the surviving spouse begin, this Section 7.5 will apply as if the surviving spouse were the Participant, except that the time by which distributions must begin will be determined without regard to Section 7.2(b)(1).

7.6     Definitions.

             (a) Designated Beneficiary. The individual who is designated as the Beneficiary under Section 1.10 p.5 of the Plan and is the designated Beneficiary under Code Section 401(a)(9) and section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

             (b) Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to Section 7.2(b).

             (c) Life expectancy. Life expectancy as computed by use of the Single Life Table in section 1.401(a)(9)-9 of the Treasury regulations.

             (d) Required beginning date. The date specified in Section 5.7(e) p.34 and 5.8(g) p.37 of the Plan.

          IN WITNESS WHEREOF, this Amendment has been executed this 19th day of November, 2002

Signed, sealed, and delivered
in the presence of:


                                                The Lorain National Bank

/s/Ann E. Koler                                 By /s/Gary C. Smith
____________________________                       _____________________
                                                   Employer
/s/Terry White
____________________________
WITNESSES AS TO EMPLOYER

                                                The Lorain National Bank

/s/Ann E. Koler                                 By /s/Gary C. Smith
_____________________________                     _______________________
                                                  Trustee
/s/Terry White
_____________________________
WITNESSES AS TO TRUSTEE


                                                Attest /s/Gregory D. Friedman
                                                      _______________________



                                        10